GMO TRUST                                                             Prospectus
                                                                   June 30, 2003
                                                     as amended January 30, 2004
CLASS M SHARES

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Real Estate Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Share Fund
- Short-Duration Investment Fund
- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Emerging Countries Fund

This prospectus offers only Class M shares. Information about other classes of shares and other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              -----------
FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS...........................................            1
  U.S. Equity Funds.........................................            2
     U.S. Core Fund.........................................            2
     Tobacco-Free Core Fund.................................            4
     Value Fund.............................................            6
     Intrinsic Value Fund...................................            8
     Growth Fund............................................           10
     Real Estate Fund.......................................           12
  International Equity Funds................................           14
     International Disciplined Equity Fund..................           14
     International Intrinsic Value Fund.....................           16
     International Growth Fund..............................           18
     Currency Hedged International Equity Fund..............           20
     Foreign Fund...........................................           22
     Emerging Countries Fund................................           24
  Fixed Income Funds........................................           27
     Domestic Bond Fund.....................................           28
     Core Plus Bond Fund....................................           30
     International Bond Fund................................           32
     Currency Hedged International Bond Fund................           34
     Global Bond Fund.......................................           36
     Emerging Country Debt Share Fund.......................           38
     Short-Duration Investment Fund.........................           40
     Inflation Indexed Bond Fund............................           42
DESCRIPTION OF PRINCIPAL RISKS..............................           44
MANAGEMENT OF THE TRUST.....................................           50
DETERMINATION OF NET ASSET VALUE............................           51
HOW TO PURCHASE SHARES......................................           52
HOW TO REDEEM SHARES........................................           53
DISTRIBUTIONS AND TAXES.....................................           54
FINANCIAL HIGHLIGHTS........................................           55
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................           65
ADDITIONAL INFORMATION......................................   back cover
SHAREHOLDER INQUIRIES.......................................   back cover
DISTRIBUTOR.................................................   back cover

                                  SUMMARIES OF
      FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

     The following summaries describe each Fund's investment objective, principal investment strategies, and principal risks. Each Fund may make other investments and engage in other investment strategies that are not specifically described in the summaries. More information about each Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, each Fund's investment objective and policies may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Duration Investment Fund, and the International Intrinsic Value Fund are fundamental. Each Fund seeks to achieve its investment objective relative to its stated benchmark. Unless otherwise specified in this Prospectus or in the Statement of Additional Information, the Funds are not obligated to consider tax consequences to shareholders in pursuing their investment objectives (e.g., Funds may engage in transactions that are not tax efficient for taxable shareholders).

     In many of the Fund summaries that follow, it is noted that a particular Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Prospectus, the word "investments" includes both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

     Certain Funds have adopted a policy of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"), as set forth in such Funds' "Principal investment strategies." Each such Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, Grantham, Mayo, Van Otterloo & Co. LLC, each Fund's investment manager (the "Manager" or "GMO") (see "Management of the Trust" for a description of the Manager) defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, Name Policies that provide that a Fund will invest in certain countries or geographic regions require that the Fund's investments be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. A Fund may achieve exposure to a particular country or region through direct or indirect investments as described in the previous paragraph.

     Investing in mutual funds involves risk. Each Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. A summary of each Fund's principal risks is included in the following summaries. Investors should refer to the DESCRIPTION OF PRINCIPAL RISKS at page 44 of this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in the Prospectus. See the Statement of Additional Information for additional information about the risks of specific Fund investments and strategies. Funds described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.

It is important for you to note:

     - You may lose money on an investment in a Fund.

     - An investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - By itself, no Fund constitutes a complete investment program.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
Fund Inception Date: 9/18/85

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                       Ticker    Symbol         Cusip
                                                                       ------  -----------   -----------
                                                              Class M  GCOMX   GMOUSCore M   362008 55 9

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the U.S. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g. use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                              GMO U.S. CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                          U.S. CORE FUND (%)
                                                                          ------------------
1993                                                                             16.28
1994                                                                              2.36
1995                                                                             43.25
1996                                                                             17.61
1997                                                                             35.10
1998                                                                             24.69
1999                                                                             18.59
2000                                                                              0.30
2001                                                                             -7.68
2002                                                                            -19.67

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -17.14% (3Q2002)
                      Year-to-Date (as of 3/31/03): -4.97%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.67%    1.92%     11.54%      13.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -20.08%   -1.30%      7.29%       9.65%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.06%    1.33%      8.48%      10.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%   -0.59%      9.34%      12.35%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.03%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           0.81%(1)
  Expense reimbursement                                                                     0.03%(1,3)
  Net annual expenses                                                                       0.78%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $256      $447       $999

       * After reimbursement

                                                   Fund Inception Date: 10/31/91
 GMO TOBACCO-FREE CORE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization, excluding those companies that are tobacco-producing issuers. The Fund typically seeks to invest substantially all of its assets in "tobacco-free" issuers. Pursuant to the Fund's Name Policy (see page 1 of this Prospectus for a discussion regarding Name Policies), under normal circumstances, the Fund will invest at least 80% of its assets in investments in "tobacco-free issuers." The Manager defines "tobacco-free issuers" as those issuers that are not listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

     The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      TOBACCO FREE CORE FUND (%)
                                                                      --------------------------
1993                                                                             17.44
1994                                                                              2.40
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82
2002                                                                            -20.25

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)
                      Year-to-Date (as of 3/31/03): -4.39%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -20.25%    1.81%     11.68%       11.58%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -20.62%   -0.65%      7.55%        7.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -12.43%    1.06%      8.22%        8.31%
----------------------------------------------------------------------------
 S&P 500 INDEX                  -22.10%   -0.59%      9.34%        9.70%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.33%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.04%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         0.82%(1)
  Expense reimbursement                                                                   0.04%(1,3)
  Net annual expenses                                                                     0.78%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $258      $451      $1,010

       * After reimbursement

 GMO VALUE FUND
Fund Inception Date: 11/13/90

                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GMOMX    N/A     362008 54 2

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in securities chosen from the Russell 1000 Index. The eligible investment universe is narrowed by using the Manager's proprietary dividend discount model to identify a group of stocks that the Manager believes are attractively valued. This quantitative application identifies approximately 150 investment candidates that the Manager believes have better quality characteristics than securities in the Fund's benchmark. From this universe, the Manager selects individual stocks by applying traditional fundamental analysis to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases, Securities and Exchange Commission filings, published company and industry information and analysis, company visits, and meetings with senior management officials and other knowledgeable market participants.

     The Manager evaluates its stock selections in light of its fundamental analysis of the attractiveness of sectors and industries. The Manager then tilts the composition of the portfolio accordingly. The Manager attempts to control risk by selecting stocks with a value bias and by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the Fund with moderate risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $10.2 billion; the median market capitalization was approximately $3.1 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.2 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investment in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                            VALUE FUND (%)
                                                                            --------------
1993                                                                             18.67
1994                                                                              0.62
1995                                                                             38.18
1996                                                                             20.73
1997                                                                             30.42
1998                                                                             11.66
1999                                                                              2.70
2000                                                                             10.67
2001                                                                              2.85
2002                                                                            -20.64


                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -19.38% (3Q2002)
                      Year to Date (as of 3/31/03): -4.43%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -20.64%    0.70%     10.40%      11.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -21.20%   -2.76%      5.58%       7.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.66%   -0.08%      6.96%       8.49%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX        -15.52%    1.16%     10.80%      12.34%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.46%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.07%(1)
  Administration fee                                                                      0.20%(2)
  Total annual operating expenses                                                         0.98%(1)
  Expense reimbursement                                                                   0.07%(1,3)
  Net annual expenses                                                                     0.91%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.46% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $93      $305      $535      $1,195

       * After reimbursement

                                                     Fund Inception Date: 8/2/99
 GMO INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from the 1,000 U.S. exchange-listed companies with the largest equity capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the three disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy typically represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $10.2 billion; the median market capitalization was approximately $3.1 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.2 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investment in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                       INTRINSIC VALUE FUND (%)
                                                                       ------------------------
2000                                                                             10.67
2001                                                                              3.31
2002                                                                            -15.75

                        Highest Quarter: 9.84% (3Q2000)
                        Lowest Quarter: -17.34% (3Q2002)
                      Year to Date (as of 3/31/03): -6.90%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       8/2/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -15.75%      N/A        N/A    -1.29%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -16.95%      N/A        N/A    -2.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           -9.17%      N/A        N/A    -1.36%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         -15.52%      N/A        N/A    -5.12%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.16%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           0.94%(1)
  Expense reimbursement                                                                     0.16%(1,3)
  Net annual expenses                                                                       0.78%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $284      $504      $1,140

       * After reimbursement

 GMO GROWTH FUND
Fund Inception Date: 12/30/88

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                       Ticker    Symbol        Cusip
                                                                       ------  ----------   -----------
                                                              Class M  GMGMX   GMOGrowthM   362008 52 6

INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value (using the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data). The Manager uses the third discipline, price to intrinsic value, to identify those growth companies that the Manager believes are selling at a discount to their franchise values. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.

     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $10.2 billion; the median market capitalization was approximately $3.1 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.2 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                         GMO GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                            GROWTH FUND (%)
                                                                            ---------------
1993                                                                              4.60
1994                                                                              1.68
1995                                                                             39.85
1996                                                                             20.39
1997                                                                             29.35
1998                                                                             37.30
1999                                                                             39.04
2000                                                                            -12.21
2001                                                                            -20.60
2002                                                                            -22.58

                        Highest Quarter: 27.46% (4Q1998)
                        Lowest Quarter: -21.46% (1Q2001)
                      Year-to-Date (as of 3/31/03): -1.57%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -22.58%    0.60%      9.09%      12.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -22.77%   -3.90%      3.79%       5.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -13.86%    1.40%      6.92%       8.41%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX       -27.88%   -3.84%      6.70%      10.10%
----------------------------------------------------------------------------



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.10%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           0.88%(1)
  Expense reimbursement                                                                     0.10%(1,3)
  Net annual expenses                                                                       0.78%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $271      $478      $1,075

       * After reimbursement

                                                    Fund Inception Date: 5/31/96
 GMO REAL ESTATE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in publicly-traded real estate stocks with market capitalizations greater than $100 million. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund invests typically in equity REITs and real estate-related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

     The investment process for the Fund begins with a universe generally represented by the Morgan Stanley REIT Index, the Fund's benchmark. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices. The Fund's portfolio is then constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights. The Manager seeks to manage the Fund with low risk relative to its benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940.

     In addition, following is a brief summary of the other principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Focused Investment Risk - Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes significant investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Additional principal risks of an investment in the Fund include Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                            GMO REAL ESTATE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         REAL ESTATE FUND (%)
                                                                         --------------------
1997                                                                             19.35
1998                                                                            -24.36
1999                                                                             -4.66
2000                                                                             28.83
2001                                                                              9.71
2002                                                                              2.17

                        Highest Quarter: 12.08% (2Q2000)
                        Lowest Quarter: -16.27% (3Q1998)
                      Year-to-Date (as of 3/31/03): 0.37%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES                2.17%    0.82%        N/A      7.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     0.58%   -1.17%        N/A      4.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            1.38%   -0.32%        N/A      4.83%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                 -22.10%   -0.59%        N/A      5.83%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)       3.64%    3.30%        N/A      9.48%
----------------------------------------------------------------------------

(a) The S&P 500 Index is an index of large capitalization U.S stocks, independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.05%(2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           1.04%(1,2)
  Expense reimbursement                                                                     0.05%(1,2,4)
  Net annual expenses                                                                       0.99%(1,2)

(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.78% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 (see note 4 below).
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS    5 YEARS    10 YEARS
                                                              -------   -------    -------    --------
Class M                                                        $101       $326       $569      $1,266

       * Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year were also reduced by this temporary waiver, the costs would be $80 for 1 year, $305 for 3 years, $549 for 5 years, and $1,247 for 10 years.

                           INTERNATIONAL EQUITY FUNDS

     The International Equity Funds include Funds that invest in developed foreign markets only and Funds that invest to varying degrees in emerging foreign markets. The emerging countries (or emerging markets) in which these Funds invest may differ from those in which certain Fixed Income Funds invest.

                                                    Fund Inception Date: 1/29/02
 GMO INTERNATIONAL DISCIPLINED
    EQUITY FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside of the United States. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, revisions in earning estimates, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be slightly tilted toward value stocks and away from growth stocks.

     The Fund's portfolio is constructed using a quantitative optimization process that weighs the trade-off between a stock's predicted performance against criteria of risk control, trading costs, and liquidity. The Manager seeks to limit risk relative to the Fund's benchmark by using a blend of valuation- and momentum-based stock selection strategies. Exposure to market capitalization bands will also be controlled relative to the Fund's benchmark. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that market does not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL DISCIPLINED
                                                                     EQUITY FUND

PERFORMANCE
     As of the date of this Prospectus, the Fund had not yet completed a full calendar year of operations.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.40%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.25%(1)
  Expense reimbursement                                                                     0.40%(1,3)
  Net annual expenses                                                                       0.85%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.40% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $87      $357      $648      $1,476

       * After reimbursement

                                                    Fund Inception Date: 3/31/87
 GMO INTERNATIONAL INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, revisions in earning estimates, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be significantly tilted toward value stocks and away from growth stocks.

     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the Fund's benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Manager seeks to control risk relative to the Fund's benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)
                     Year-to-Date (as of 3/31/03): -4.97%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               -0.59%    2.32%     7.15%       7.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    -2.11%    0.27%     4.89%       5.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           -0.36%    1.29%     5.21%       5.57%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE STYLE
  INDEX(a)                        -13.08%   -0.89%     6.02%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               -15.94%   -2.89%     4.00%       3.03%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.10%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.09%(1)
  Expense reimbursement                                                                     0.10%(1,3)
  Net annual expenses                                                                       0.99%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $101      $337      $591      $1,320

       * After reimbursement

                                                   Fund Inception Date: 11/30/01
 GMO INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager attempts to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks, including that
1) the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future and 2) investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. The Manager uses fundamental investment principles and quantitative applications to select stocks using two disciplines. The first discipline is price and earnings momentum. The Manager believes momentum measures are key leading indicators of growth since historical analysis shows that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects that are not fully captured in the current price. The second discipline uses the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data. The Manager uses this discipline to identify those growth companies that the Manager believes are selling at a discount to their franchise value. The Fund intends to maintain diversification across countries. Bottom up security selection will tilt the portfolio towards those countries where growth prospects are highest or which are most undervalued. In addition the Manager will consider top down factors that may influence the growth potential of a particular country, such as currency valuation.

     The Fund's portfolio is constructed using a quantitative optimization process which trades off predicted performance against criteria of risk control, trading costs, and liquidity.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because Manager believes that they will experience relatively rapid earnings growth. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period shown with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Year Ending December 31
[GRAPH]

                                                                     INTERNATIONAL GROWTH FUND (%)
                                                                     -----------------------------
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
2002                                                                            -10.52
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00
                                                                                  0.00

                        Highest Quarter: 7.40% (4Q2002)
                        Lowest Quarter: -16.44% (3Q2002)
                      Year-to-Date (as of 3/31/03): -5.94%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     11/30/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -10.52%     N/A       N/A         -7.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -11.67%     N/A       N/A         -9.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -6.46%     N/A       N/A         -6.86%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC GROWTH
  STYLE INDEX(a)                -17.94%     N/A       N/A        -15.87%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)             -15.94%     N/A       N/A        -14.34%
----------------------------------------------------------------------------

(a) Fund's Benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.23%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.22%(1)
  Expense reimbursement                                                                     0.23%(1,3)
  Net annual expenses                                                                       0.99%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $101      $364      $648      $1,457

       * After reimbursement

                                                    Fund Inception Date: 6/30/95
 GMO CURRENCY HEDGED
    INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. For more information regarding GMO Funds offered through separate prospectuses, see "Investments in GMO Funds Offered Through Separate Prospectuses" on page 65. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate assets among the underlying Funds based on the Manager's evaluation of (i) the underlying Funds' investments in individual stocks; (ii) the underlying Funds' weighting of investments in particular countries or regions; and (iii) the expected costs of investment alternatives. The Manager uses fundamental investment principles and quantitative applications to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments, and interest rates. The Manager seeks to control risk relative to the Fund's benchmark. The Fund will look through to the underlying Funds' holdings to measure base currency exposure and then will attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. In addition, the Fund may take active positions relative to a fully hedged benchmark.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that those Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling investments), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                               GMO CURRENCY HEDGED
                                                       INTERNATIONAL EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                              ---------------------------------------------
1996                                                                               15.28
1997                                                                               12.90
1998                                                                                7.29
1999                                                                               20.91
2000                                                                                9.89
2001                                                                               -5.27
2002                                                                              -14.26

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)
                      Year-to-Date (as of 3/31/03): -7.04%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/30/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -14.26%    2.97%        N/A       7.36%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -15.44%   -2.50%        N/A       2.10%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -8.58%    0.22%        N/A       3.81%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(a)              -15.94%   -2.89%        N/A       0.14%
----------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)     -27.43%   -1.96%        N/A       4.86%
----------------------------------------------------------------------------

(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            1.31%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           2.30%(1,2)
  Expense reimbursement                                                                     1.30%(1,2,4)
  Net annual expenses                                                                       1.00%(1,2)

(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.64% and 0.00%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $102      $593     $1,112     $2,535

       * After reimbursement

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96

                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GMFMX    N/A     362008 46 8

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to countries outside the United States. The Manager uses fundamental investment principles and quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Country weights are determined by sorting countries on value measures, including price to fair value (using the Manager's dividend discount model), market price to earnings and price to book ratios, which are first determined at the issuer level and then aggregated to provide value measures at the country level. The Manager uses the resulting cumulative value score and fundamental analysis to determine over- and under-weight positions relative to the Fund's benchmark for each country. The Manager then sorts companies by value measures within countries, including price to earnings, price to book, price to cash flow, and yield, and selects individual stocks by applying fundamental analysis. This analysis includes a review of the sector, publicly available company information, and discussions with company management, with a focus on companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. Asset growth (resulting from purchases of shares of the Fund) and portfolio turnover are controlled to safeguard value added.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging markets investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                                GMO FOREIGN FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                           FOREIGN FUND (%)
                                                                           ----------------
1993                                                                             41.18
1994                                                                              6.50
1995                                                                             13.85
1996                                                                             14.32
1997                                                                              6.86
1998                                                                             13.95
1999                                                                             28.96
2000                                                                             -6.53
2001                                                                            -10.10
2002                                                                             -5.74

                        Highest Quarter: 16.90% (4Q1998)
                        Lowest Quarter: -16.25% (3Q2002)
                      Year-to-Date (as of 3/31/03): -5.91%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/31/84
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -5.74%    3.08%      9.31%      13.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.40%    1.40%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -3.50%    2.28%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -15.94%   -2.89%      4.00%       9.67%
----------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus, and is that of the Fund's predecessor for all periods prior to June 28, 1996. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.60%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.09%(1)
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.14%(1)
  Expense reimbursement                                                                     0.09%(1,3)
  Net annual expenses                                                                       1.05%(1)

(1) "Other expenses" have been restated to reflect current fees.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.60% of the Fund's daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $107      $353      $619      $1,378

       * After reimbursement

 GMO EMERGING COUNTRIES FUND
Fund Inception Date: 8/29/97

                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GECMX    N/A     362008 43 5

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager seeks to manage the Fund so that it maintains relatively high liquidity (compared to the GMO Emerging Markets Fund). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging countries equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging countries. Quantitative models used by the Manager analyze historic, current, and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic, and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long-term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level, considering factors such as earnings revisions, forecasted price-to-earnings, and forecasted earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.

     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
1998                                                                            -24.03
1999                                                                             94.69
2000                                                                            -28.51
2001                                                                              6.03
2002                                                                             -0.12

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)
                      Year-to-Date (as of 3/31/03): -3.18%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/29/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.12%    2.29%        N/A      -1.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -0.70%    1.80%        N/A      -2.18%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -0.02%    1.63%        N/A      -1.56%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           -3.93%   -2.76%        N/A      -5.86%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.65%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.79%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           1.89%(1,2)
  Expense reimbursement                                                                     0.42%(1,2,4,5)
  Net annual expenses                                                                       1.47%(1,2,5)

(1) The Fund may invest in the GMO Short-Duration Collateral Fund ("SDCF") and had an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR") during a portion of the most recent fiscal year ended February 28, 2003 (see page 65). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.
(5) Restated to reflect a change in the Fund's expense reimbursement limitation as of June 30, 2003 (see note 4).

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $150      $553      $982      $2,177

       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS

     GENERAL. The Fixed Income Funds invest to a substantial extent in fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, a bond refers to any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security. Certain of the Fixed Income Funds may invest in emerging countries (also referred to herein as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. The emerging countries (or emerging markets) in which the Fixed Income Funds invest may differ from those in which certain International Equity Funds invest. Certain of the Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a foreign government or an agency or political subdivision. The term "investment grade" as used herein refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc./ Standard & Poor's to a particular fixed income security.

     DURATION. The Manager will employ a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the portfolio's duration. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Fixed Income Funds to additional credit risks. (See "Description of Principal Risks--Market Risk--Fixed Income Securities" on page 45.)

     INVESTMENTS IN OTHER FUNDS. As discussed in certain Fixed Income Funds' "Principal investment strategies" section, certain Fixed Income Funds may have indirect exposure to fixed income and other securities by investing in the GMO Short-Duration Collateral Fund ("SDCF") and/or the GMO Emerging Country Debt Fund ("ECDF"). These Fixed Income Funds also may have an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR"), similarly providing them with indirect exposure to fixed income and other securities. SDCF, Alpha LIBOR, and ECDF are offered through separate prospectuses. See "Investments by GMO Funds Offered Through Separate Prospectuses" on page 65 for a brief discussion of SDCF's, Alpha LIBOR's, and ECDF's investment objective, principal investment strategies, and principal risks.

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), convertible bonds, and asset-backed securities of private issuers. The Fund intends to achieve this exposure by investing primarily in shares of SDCF and directly in fixed income securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund may also expose a portion of its assets to foreign credit, and may invest some of its assets in lower-rated securities. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments (including "synthetic" bonds) to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments tied economically to the United States. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.

     The Manager employs fundamental research techniques to identify bond investments which the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process. The Manager employs competitive trading practices to help ensure that the Fund receives the best available prices and monitors credit risk in the portfolio. While not a principal consideration of the Manager, the Manager seeks to match the duration of the Fund to that of its benchmark (5.23 years as of 12/31/03).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.37% (1Q1996)
                      Year-to-Date (as of 3/31/03): 1.11%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/18/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.85%    7.82%        N/A       8.27%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.99%    4.68%        N/A       5.09%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           7.24%    4.73%        N/A       5.10%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT
  BOND INDEX                      11.50%    7.77%        N/A       8.17%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.10%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.07%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           0.62%(1,2)
  Expense reimbursement                                                                     0.06%(1,2,4)
  Net annual expenses                                                                       0.56%(1,2)

(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
65). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR, including but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $57      $192      $340       $769

       * After reimbursement

                                                    Fund Inception Date: 4/30/97
 GMO CORE PLUS BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to U.S. bond investments (principally U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. The Fund intends to achieve U.S. bond market exposure by investing in SDCF, "synthetic" bonds, and/or U.S. government securities and other high-quality U.S. dollar-denominated fixed income securities (including investment grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund intends to achieve foreign bond exposure primarily by investing in exchange-traded and over-the-counter foreign bond derivatives. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 65). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.

     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (4.50 years as of 12/31/03). The Fund's return will depend primarily on 1) the performance of U.S. bond markets,
2) the Manager's success in selecting foreign bond and currency markets to over and underweight, and 3) the Manager's success in selecting undervalued issues. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund uses credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specific rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund uses credit default swaps, there is no assurance they will be effective or will have the desired result.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting on") a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                         GMO CORE PLUS BOND FUND
PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81

                        Highest Quarter: 5.04% (4Q2000)
                        Lowest Quarter: -2.94% (4Q2002)
                      Year-to-Date (as of 3/31/03): 2.37%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               5.81%    5.85%        N/A       7.26%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.74%    3.03%        N/A       4.37%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           3.61%    3.34%        N/A       4.48%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      10.26%    7.55%        N/A       8.20%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.25%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.10%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           0.80%(1,2)
  Expense reimbursement                                                                     0.09%(1,2,4)
  Net annual expenses                                                                       0.71%(1,2)

(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's indirect total net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $246      $435       $981

       * After reimbursement

                                                   Fund Inception Date: 12/22/93
 GMO INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index plus investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments, U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 65). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.

     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 12/31/03).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified). Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)
                      Year-to-Date (as of 3/31/03): 4.50%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             18.42%    3.79%        N/A        7.23%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  12.82%    1.93%        N/A        4.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    11.26%    2.20%        N/A        4.50%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          22.10%    4.96%        N/A        5.51%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.25%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.14%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           0.84%(1,2)
  Expense reimbursement                                                                     0.13%(1,2,4)
  Net annual expenses                                                                       0.71%(1,2)

(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $255      $453      $1,025

       * After reimbursement

                                                    Fund Inception Date: 9/30/94
 GMO CURRENCY HEDGED
    INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries and currencies whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index (Hedged) plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 65). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.

     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.78 years as of 12/31/03).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging countries investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the U.S. dollar value of the Fund's investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                             GMO CURRENCY HEDGED
                                                         INTERNATIONAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)
                      Year-to-Date (as of 3/31/03): 2.32%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              3.01%     5.98%        N/A      11.44%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   0.38%     2.24%        N/A       6.40%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.82%     2.97%        N/A       6.81%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX
  (HEDGED)(EX-JAPAN)(A)           8.15%     7.30%        N/A       9.46%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)(B)          7.01%     7.36%        N/A       9.70%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars. Effective as of January 1, 2004, the Fund changed its benchmark from the J.P. Morgan Non-U.S. Government Bond Index (Hedged) to the J.P. Morgan Non-U.S. Government Bond Index (Hedged)(ex-Japan). This change was effected because the Manager expects that the Fund will be substantially underweight in Japan relative to the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.25%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.62%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           1.32%(1,2)
  Expense reimbursement                                                                     0.60%(1,2,4)
  Net annual expenses                                                                       0.72%(1,2)

(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $74      $359      $666      $1,538

        * After reimbursement

                                                   Fund Inception Date: 12/28/95
 GMO GLOBAL BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 65). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.

     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager also uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.80 years as of 12/31/03).

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are even greater for the Fund's emerging countries investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         GLOBAL BOND FUND (%)
                                                                         --------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)
                      Year-to-Date (as of 3/31/03): 3.60%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             13.31%    4.13%        N/A        5.67%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   6.60%    1.86%        N/A        3.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     8.51%    2.29%        N/A        3.33%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     19.38%    5.81%        N/A        4.96%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                             0.19%
  Distribution (12b-1) fee                                                                   0.25%
  Other expenses                                                                             0.09%(1,2)
  Administration fee                                                                         0.20%(3)
  Total annual operating expenses                                                            0.73%(1,2)
  Expense reimbursement                                                                      0.08%(1,2,4)
  Net annual expenses                                                                        0.65%(1,2)

(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $66      $225      $398       $899

       * After reimbursement

                                                    Fund Inception Date: 7/20/98
 GMO EMERGING COUNTRY DEBT
    SHARE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, ECDF. Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. Under normal circumstances, the Fund, through ECDF, will invest at least 80% of its assets in debt investments tied economically to emerging countries. The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries. ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts, and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. For a discussion of the investment objective, principal investments strategies and principal risks for ECDF, please see page 65.

BENCHMARK
     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are U.S. dollar denominated.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks are even greater for ECDF's emerging countries investments.

- Liquidity Risk - ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment.

- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. ECDF will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of ECDF's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent ECDF hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives by ECDF), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING COUNTRY DEBT
                                                                      SHARE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*#
                            Years Ending December 31
[Bar Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25
2002                                                                             19.02

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)
                      Year-to-Date (as of 3/31/03): 7.84%

                         AVERAGE ANNUAL TOTAL RETURNS*#
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94#
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              19.02%    9.06%        N/A      19.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   14.08%    3.97%        N/A      11.89%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          11.67%    4.60%        N/A      12.18%
----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)             13.12%    7.58%        N/A      12.98%
----------------------------------------------------------------------------
 EMBIG +(b)                       13.12%    7.19%        N/A      12.79%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

# The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.35%(1)
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.23%(1)
  Administration fee                                                                        0.05%(2)
  Total annual operating expenses                                                           0.88%(1)
  Expense reimbursement                                                                     0.08%(1,3)
  Net annual expenses                                                                       0.80%(1)

(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium (currently 0.50% of amount invested), redemption fee (currently 0.25% of amount redeemed, subject to certain limited exceptions), management fee (currently 0.35% of average daily net assets), and operating expenses applicable to ECDF. Purchase premiums and redemption fees are paid to and retained by the ECDF to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases of ECDF shares, and certain limited fee waivers and reductions may apply from time to time. Total annual operating expenses represent combined fees and expenses of both Funds, which were restated to reflect current fees of the Fund and ECDF and the elimination of ECDF's expense reimbursement effective June 30, 2002.
(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust and certain other expenses described on page 51 of this Prospectus).

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------     --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS     1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------     -------   -------   -------   --------
Class M                               $157      $349      $558      $1,159       $131      $321      $527      $1,122

       * After reimbursement

                                                    Fund Inception Date: 4/18/90
 GMO SHORT-DURATION INVESTMENT FUND
 (formerly known as GMO Short-Term Income Fund)

INVESTMENT OBJECTIVE
     Provide current income.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund seeks exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances and other bank obligations. The Fund may achieve this exposure indirectly, by investing a substantial portion of its assets in SDCF, or directly, by investing in these securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund may also use derivatives. While the Fund invests in high-quality instruments, the Fund may choose not to dispose of a security whose rating is lowered after purchase. As of the date of this Prospectus, approximately 1% of the Fund's net assets were invested (through Alpha LIBOR) in defaulted asset-backed securities whose valuation may be more uncertain and volatile than other Fund investments.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds - Duration" on p. 27. The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO
Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and for fund portfolios with longer durations, but is also present to a somewhat lesser extent in this Fund. This risk is also generally greater for funds investing in fixed income securities of lower credit quality. The Fund will also be exposed to additional market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in selling Fund investments), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Leveraging Risk (e.g., magnified risks from use of derivatives), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                              GMO SHORT-DURATION INVESTMENT FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                      SHORT DURATION INVESTMENT FUND (%)
                                                                      ---------------------------------
1993                                                                                5.66
1994                                                                                1.60
1995                                                                                9.97
1996                                                                                5.40
1997                                                                                6.11
1998                                                                                4.49
1999                                                                                5.09
2000                                                                                7.40
2001                                                                                4.99
2002                                                                               -4.62

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)
                      Year-to-Date (as of 3/31/03): 0.35%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -4.62%    3.38%     4.54%        5.12%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.26%    1.29%     2.31%        2.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -2.54%    1.76%     2.57%        3.07%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX    1.70%    4.30%     4.51%        4.71%
----------------------------------------------------------------------------

(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.05%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.09%(1,2)
  Administration fee                                                                        0.20%(3)
  Total annual operating expenses                                                           0.59%(1,2)
  Expense reimbursement                                                                     0.08%(1,2,4)
  Net annual expenses                                                                       0.51%(1,2)

(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
65). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses were less than 0.01% (based on estimated expenses for SDCF) and indirect investment-related expenses were 0.01% (based on estimated expenses for SDCF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.
(2) "Other expenses" have been restated to reflect current fees.
(3) The administration fee for Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).
(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.05% of the Fund's daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $52      $181      $321       $730

       * After reimbursement

                                                    Fund Inception Date: 3/31/97
 GMO INFLATION INDEXED BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund intends to invest primarily directly in fixed income securities and in shares of SDCF. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers (including securities neither guaranteed nor insured by the U.S. government). The Fund also has an investment in Alpha LIBOR. (See page 65.) The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal or interest components change with general movements of inflation in the country of issue. The Fund's portfolio concentrates on inflation indexed securities issued by the U.S. government (including U.S. government agencies), but may also include inflation indexed bonds issued by foreign governments and corporate issuers.

     While not a principal consideration of the Manager, the Manager seeks to match the Fund's duration to that of its benchmark (9.05 years as of 12/31/03). The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation-indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.

- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -0.84% (4Q2001)
                      Year-to-Date (as of 3/31/03): 2.22%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.19%    8.50%        N/A       7.97%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   11.43%    6.20%        N/A       5.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           9.04%    5.73%        N/A       5.33%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX           16.57%    8.66%        N/A       8.14%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.10%
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.22%(1,2,3)
  Administration fee                                                                        0.20%(4)
  Total annual operating expenses                                                           0.77%(1,2,3)
  Expense reimbursement                                                                     0.06%(1,2,3,5)
  Net annual expenses                                                                       0.71%(1,2,3)

(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
65). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.
(2) "Other expenses" have been restated to reflect current fees.
(3) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2003, net annual operating expenses (before addition of interest expense) and interest expense were 0.56% and 0.15%, respectively.
(4) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 5).
(5) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $240      $422       $949

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

----------------------------------------------------------------------------------------------------------------------------
                                       MARKET RISK
                                  ---------------------
                                               FIXED               SMALLER               FOREIGN                  NON-
                                    EQUITY     INCOME   LIQUIDITY  COMPANY  DERIVATIVES INVESTMENT CURRENCY  DIVERSIFICATION
                                  SECURITIES SECURITIES   RISK      RISK       RISK        RISK      RISK         RISK
----------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                      --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund              --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
 Value Fund                          --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Growth Fund                         --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                    --                    --        --         --                                 --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                               --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                               --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 International Growth Fund           --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                        --                    --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                        --                    --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund             --                    --        --         --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                             --         --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                            --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                        --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                     --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                               --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund               --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                 --         --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                    --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------

---------------------------------  --------------------------------------------------------------

                                      FOCUSED                CREDIT AND                  FUND OF
                                    INVESTMENT   LEVERAGING COUNTERPARTY   MANAGEMENT     FUNDS
                                       RISK         RISK        RISK          RISK        RISK
---------------------------------  --------------------------------------------------------------
 U.S. EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------
 U.S. Core Fund                         --                       --            --
----------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                 --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Value Fund                             --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                   --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Growth Fund                            --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                       --                       --            --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                  --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                  --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 International Growth Fund              --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                           --                       --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                           --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                --                       --            --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                     --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                    --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                             --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                       --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund       --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund         --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund            --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund change over time. The Statement of Additional Information includes more information about the Funds and their investments.

      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The U.S. Equity Funds and the International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Intrinsic Value Fund, and International Intrinsic Value Fund, which invest primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund and the International Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is even present, but to a somewhat lesser extent, in the Short-Duration Investment Fund.

     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the Emerging Country Debt Share Fund, which typically invests most of its assets in lower-rated securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard and Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Bond Fund are subject to this risk because these Funds may invest a portion of their assets in lower-rated securities.

     In addition, a related market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the Fixed Income Funds may have significant exposure to asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, and educational loans).

     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Short-Duration Investment Fund, which invest a significant portion of their assets in these securities.

     Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).

     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Share Fund and Emerging Countries Fund, both of which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies.

     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for the Fixed Income Funds, which use derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of their investment strategy to gain exposure to fixed income securities and foreign currencies.

     In addition, the Fixed Income Funds may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Funds, in particular the GMO Emerging Country Debt Fund, a portfolio of the Trust offered through a separate prospectus, (and thus indirectly the Emerging Country Debt Share Fund) and Core Plus Bond Fund, may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of a nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Share Fund, and Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Countries Fund and Emerging Country Debt Share Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Fund, which may invest a significant portion of its assets in securities of emerging market issuers, is also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.

     All Funds that invest or trade in foreign currencies, securities denominated in foreign currencies, or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, Global Bond Fund, and Emerging Country Debt Share Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Value Fund, Growth Fund, Real Estate Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Countries Fund, Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds than for funds that are "diversified."

     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the GMO Emerging Country Debt Fund, a portfolio of the Trust offered through a separate prospectus which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds may invest without limitation in shares of the GMO Short-Duration Collateral Fund and certain Fixed Income Funds have investments in the GMO Alpha LIBOR Fund; both of these underlying Funds are not diversified within the meaning of the 1940 Act. Please refer to "Investments in GMO Funds Offered Through Separate Prospectuses" on page 65 for information regarding certain risks and other information relating to GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, and GMO Alpha LIBOR Fund.

     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a significant portion of its assets in real estate-related industries.

     Similarly, Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.

     - LEVERAGING RISK. Each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of each U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     The Fixed Income Funds are not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of their derivative positions. As a result, the Fixed Income Funds may be leveraged in terms of aggregate exposure of their assets. However, the Manager seeks to manage the effective market exposure of each of these Funds by controlling the projected tracking error relative to each Fund's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to a greater degree of credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk itself. In addition, asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Funds that invest in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Share Fund, which typically invests most of its assets in lower-rated securities, is subject to substantial credit risk. The Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.

     In addition, all of the Funds are exposed to credit risk because they may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because they may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund and Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. The Manager may exercise investment discretion for certain and, in some cases, substantially all of the accounts investing in certain Funds. In addition, historically, the Manager, from time to time, has caused certain Funds to make substantial investments (e.g., 50%-95% of a Fund's assets) in other Funds.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected or will underperform other similar funds. These Funds will also indirectly be exposed to all of the risks of an investment in the underlying Funds. In addition, they will indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit, and other Fund expenses) of the Funds in which they invest, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to certain Funds' specific fee and expense reimbursement arrangements with the Manager (see "Fees and Expenses" for Currency Hedged International Equity Fund and certain Funds which invest in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Funds that invest in other GMO Funds in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of December 31, 2003, GMO managed on a worldwide basis more than $53 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Class M shares of each Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where shares of each Fund may be purchased.

     For the fiscal year ended February 28, 2003, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
U.S. Core Fund                               0.30%
Tobacco-Free Core Fund                       0.29%
Value Fund                                   0.39%
Intrinsic Value Fund                         0.18%
Growth Fund                                  0.24%
Real Estate Fund                             0.50%
International Disciplined Equity Fund        0.01%
International Intrinsic Value Fund           0.44%
International Growth Fund                    0.32%
Currency Hedged International Equity
  Fund                                       0.00%

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
Foreign Fund                                 0.51%
Emerging Countries Fund                      0.34%
Domestic Bond Fund                           0.05%
Core Plus Bond Fund                          0.17%
International Bond Fund                      0.14%
Currency Hedged International Bond Fund      0.00%
Global Bond Fund                             0.11%
Emerging Country Debt Share Fund                *
Short-Duration Investment Fund               0.00%
Inflation Indexed Bond Fund                  0.04%

* This Fund does not charge a management fee directly, but indirectly bears the management fee charged by the underlying Fund in which it invests.

     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.

  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund and Emerging
                                         Countries Fund)
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Countries Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds
  ---------------------------------------------------------------------------------------------------

OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of certain Funds of the Trust. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $5,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in each Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries
Fund), and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's Class M per share net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        -- In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors will have no ability to redeem their shares in those Funds.

                             HOW TO PURCHASE SHARES

     Class M shares of a Fund may be purchased on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. Brokers and agents accepting purchase orders on a Fund's behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, a purchase order must be received by the Trust's agent in "good order."

     A purchase order is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the Fund name and the investor's account number (if any);

     - includes the number of shares or the dollar amount of shares to be purchased; and

     - is accompanied by a payment (by check or wire) for the purchase.

     The purchase price of a share of any Fund is the net asset value per share next determined after the purchase order is received by the Trust's agent in "good order." In other words, if the purchase order is received in "good order" prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase order is received in "good order" after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     The Trust and its agent reserve the right to reject any order. In addition, a Fund may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.

     No Fund will honor requests for purchases or exchanges by shareholders who identify themselves or are identified as "market-timers." Market timers are generally those investors who repeatedly make exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by the Fund. Notwithstanding the foregoing, Short-Duration Investment Fund and GMO Short-Duration Collateral Fund, due to the nature of their investments, do not seek to limit short-term trading. There is no assurance that a Fund will be effective in identifying or preventing market timing in all instances.

     DISTRIBUTION AND SERVICE (12b-1) PLAN. Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                              HOW TO REDEEM SHARES

     Class M shares of a Fund may be redeemed on any day when the NYSE is open for business through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust's agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the Fund name and the investor's account number (if any); and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     The redemption price of a share of any Fund is the net asset value per share next determined after the redemption request is received by the Trust's agent in "good order." In other words, if the redemption request is received in "good order" prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day for the Fund shares to be redeemed. If the redemption request is received in "good order" after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day for the Fund shares to be redeemed.

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution of in-kind securities held by that Fund instead of cash.

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 51

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and generally will not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of any Fund if at such time the shareholder owns shares of any Fund or class thereof (including Class M shares) having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for any of the Funds.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - Investments by Currency Hedged International Equity Fund and the investments by certain Funds in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund could affect the amount, timing and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

As of the year ended February 28, 2003, five Funds, U.S. Core Fund, Growth Fund, Emerging Countries Fund, Foreign Fund, and Value Fund, offered Class M Shares. The financial highlights shown for these five Funds are for a Class M Share outstanding from the period covering each Fund's date of commencement of operations to February 28, 2003. For all other Funds, the financial highlights shown are for a Class III Share outstanding throughout each relevant period. Class III Shares of each Fund are offered through a separate prospectus.

U.S. EQUITY FUNDS
-------------------------

U.S. CORE FUND

                                                                  CLASS M SHARES
                                                              ----------------------
                                                                   PERIOD FROM
                                                                  APRIL 15, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
Net asset value, beginning of period........................         $ 12.89
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.11+
  Net realized and unrealized gain (loss)...................           (2.94)
                                                                     -------
    Total from investment operations........................           (2.83)
                                                                     -------
Less distributions to shareholders:
  From net investment income................................           (0.10)
                                                                     -------
    Total distributions.....................................           (0.10)
                                                                     -------
Net asset value, end of period..............................         $  9.96
                                                                     =======
Total Return(a).............................................          (22.03)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................         $60,242
  Net expenses to average daily net assets..................            0.78%*
  Net investment income to average daily net assets.........            1.18%*
  Portfolio turnover rate...................................              74%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................            0.03%*

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
+  Computed using average shares outstanding throughout the period.
++ Not Annualized.

TOBACCO-FREE CORE FUND

                                                           CLASS III SHARES
                                   ----------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------
                                     2003          2002          2001          2000          1999
                                   --------      --------      --------      --------      --------
Net asset value, beginning of
  period......................     $  11.23      $  12.29      $  14.35      $  14.26      $  14.05
                                   --------      --------      --------      --------      --------
Income from investment
  operations:
  Net investment income.......         0.12+         0.15+         0.17+         0.20          0.18
  Net realized and unrealized
    gain (loss)...............        (2.55)        (1.07)        (0.20)         1.94          1.99
                                   --------      --------      --------      --------      --------
    Total from investment
      operations..............        (2.43)        (0.92)        (0.03)++       2.14          2.17
                                   --------      --------      --------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income....................        (0.11)        (0.14)        (0.19)        (0.19)        (0.19)
  From net realized gains.....        --            --            (1.84)        (1.86)        (1.77)
                                   --------      --------      --------      --------      --------
    Total distributions.......        (0.11)        (0.14)        (2.03)        (2.05)        (1.96)
                                   --------      --------      --------      --------      --------
Net asset value, end of
  period......................     $   8.69      $  11.23      $  12.29      $  14.35      $  14.26
                                   ========      ========      ========      ========      ========
Total Return(a)...............       (21.69)%       (7.53)%       (0.83)%       15.10%        16.29%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................     $163,025      $133,203      $260,432      $321,786      $227,158
  Net expenses to average
    daily net assets..........         0.48%         0.48%         0.48%         0.48%         0.48%
  Net investment income to
    average daily net
    assets....................         1.26%         1.24%         1.20%         1.34%         1.35%
  Portfolio turnover rate.....           62%           85%           82%          108%           77%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........         0.04%         0.03%         0.05%         0.05%         0.25%

(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND

                                                       CLASS M SHARES
                                         -------------------------------------------
                                                                   PERIOD FROM
                                                                 JANUARY 10, 2002
                                                                  (COMMENCEMENT
                                            YEAR ENDED        OF OPERATIONS) THROUGH
                                         FEBRUARY 28, 2003      FEBRUARY 28, 2002
                                         -----------------    ----------------------
Net asset value, beginning of period...       $  8.82                 $ 9.06
                                              -------                 ------
Income from investment operations:
  Net investment income................          0.12                   0.01
  Net realized and unrealized gain
    (loss).............................         (2.10)                 (0.25)
                                              -------                 ------
    Total from investment operations...         (1.98)                 (0.24)
                                              -------                 ------
Less distributions to shareholders:
  From net investment income...........         (0.12)                  --
                                              -------                 ------
    Total distributions................         (0.12)                  --
                                              -------                 ------
Net asset value, end of period.........       $  6.72                 $ 8.82
                                              =======                 ======
Total Return(a)........................        (22.56)%                (2.65)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's)....       $ 6,444                 $  486
  Net expenses to average daily net
    assets.............................          0.92%                  0.91%*
  Net investment income to average
    daily net assets...................          1.46%                  1.52%*
  Portfolio turnover rate..............           100%                    95%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................          0.07%                  0.06%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
+  Not annualized.

INTRINSIC VALUE FUND

                                                                                   CLASS III SHARES
                                                              ----------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                        YEAR ENDED                    AUGUST 2, 1999
                                                                       FEBRUARY 28,                   (COMMENCEMENT
                                                              -------------------------------     OF OPERATIONS) THROUGH
                                                               2003        2002        2001         FEBRUARY 29, 2000
                                                              -------     -------     -------     ----------------------
Net asset value, beginning of period........................  $ 10.73     $ 10.84     $  8.79            $ 10.00
                                                              -------     -------     -------            -------
Income from investment operations:
  Net investment income.....................................     0.15+       0.18+       0.20               0.11+
  Net realized and unrealized gain (loss)...................    (2.36)       0.05        2.06              (1.24)
                                                              -------     -------     -------            -------
        Total from investment operations....................    (2.21)       0.23        2.26              (1.13)
                                                              -------     -------     -------            -------
Less distributions to shareholders:
  From net investment income................................    (0.15)      (0.20)      (0.14)             (0.08)
  From net realized gains...................................    (0.32)      (0.14)      (0.07)               --
                                                              -------     -------     -------            -------
        Total distributions.................................    (0.47)      (0.34)      (0.21)             (0.08)
                                                              -------     -------     -------            -------
Net asset value, end of period..............................  $  8.05     $ 10.73     $ 10.84            $  8.79
                                                              =======     =======     =======            =======
Total Return(a).............................................   (21.05)%      2.16%      26.00%            (11.36)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $61,923     $97,622     $50,864            $38,650
  Net expenses to average daily net assets..................     0.48%       0.48%       0.48%              0.48%**
  Net investment income to average daily net assets.........     1.56%       1.67%       2.04%              1.94%**
  Portfolio turnover rate...................................      114%         61%         89%                26%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.15%       0.09%       0.17%              0.25%**

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
** Annualized.
+  Computed using average shares outstanding throughout the period.
++ Not annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GROWTH FUND

                                                                  CLASS M SHARES
                                                              ----------------------
                                                                   PERIOD FROM
                                                                SEPTEMBER 11, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
Net asset value, beginning of period........................         $ 15.27
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.04
  Net realized and unrealized gain (loss)...................           (1.01)
                                                                     -------
    Total from investment operations........................           (0.97)
                                                                     -------
Less distributions to shareholders:
  From net investment income................................           (0.05)
                                                                     -------
    Total distributions.....................................           (0.05)
                                                                     -------
Net asset value, end of period..............................         $ 14.25
                                                                     =======
Total Return(a).............................................           (6.31)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................         $20,306
  Net expenses to average daily net assets..................            0.78%*
  Net investment income to average daily net assets.........            0.51%*
  Portfolio turnover rate...................................              72%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................            0.09%*

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
*  Annualized.
++ Not annualized.

REAL ESTATE FUND*

                                                                                       CLASS III SHARES
                                                                 ------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 ------------------------------------------------------------
                                                                   2003         2002         2001         2000         1999
                                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........................     $  11.17     $  10.31     $   8.26     $   9.13     $  12.92
                                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................         0.50+        0.56+        0.60         0.51+        0.51+
  Net realized and unrealized gain (loss)...................        (0.71)        0.84         1.92        (0.87)       (3.36)
                                                                 --------     --------     --------     --------     --------
    Total from investment operations........................        (0.21)        1.40         2.52        (0.36)       (2.85)
                                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................        (0.47)       (0.54)       (0.47)       (0.51)       (0.19)
  From net realized gains...................................        --           --           --           --           (0.75)
                                                                 --------     --------     --------     --------     --------
    Total distributions.....................................        (0.47)       (0.54)       (0.47)       (0.51)       (0.94)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............................     $  10.49     $  11.17     $  10.31     $   8.26     $   9.13
                                                                 ========     ========     ========     ========     ========
Total Return(a).............................................        (2.16)%      13.73%       30.86%       (4.69)%     (23.27)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $142,256     $192,606     $133,420     $120,508     $143,129
  Net expenses to average daily net assets..................         0.69%        0.69%        0.69%        0.69%        0.69%
  Net investment income to average daily net assets.........         4.47%        5.18%        5.85%        5.64%        4.60%
  Portfolio turnover rate...................................           61%           6%          11%          13%          59%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.04%        0.05%        0.05%        0.06%        0.26%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS
------------------------------------------

INTERNATIONAL DISCIPLINED EQUITY FUND

                                                                           CLASS III SHARES
                                                              ------------------------------------------
                                                                                       PERIOD FROM
                                                                                     JANUARY 29, 2002
                                                                                      (COMMENCEMENT
                                                                 YEAR ENDED       OF OPERATIONS) THROUGH
                                                              FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                              -----------------   ----------------------
Net asset value, beginning of period........................       $ 20.40               $ 20.00
                                                                   -------               -------
Income from investment operations:
  Net investment income+....................................          0.37                  0.02
  Net realized and unrealized gain (loss)...................         (2.03)                 0.38
                                                                   -------               -------
    Total from investment operations........................         (1.66)                 0.40
                                                                   -------               -------
Less distributions to shareholders:
  From net investment income................................         (0.70)                 --
                                                                   -------               -------
    Total distributions.....................................         (0.70)                 --
                                                                   -------               -------
Net asset value, end of period..............................       $ 18.04               $ 20.40
                                                                   =======               =======
Total Return(a).............................................         (8.28)%                2.00%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $68,047               $47,081
  Net expenses to average daily net assets..................          0.55%                 0.55%*
  Net investment income to average daily net assets.........          1.82%                 1.56%*
  Portfolio turnover rate...................................            64%                    0%(b)
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................          0.39%                 1.89%*

*  Annualized.
** Not annualized.
+  Computed using average shares outstanding throughout the period.
(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Portfolio turnover rate was less than 1%.

INTERNATIONAL INTRINSIC VALUE FUND*

                                                                                       CLASS III SHARES
                                                             --------------------------------------------------------------------
                                                                                 YEARS ENDED FEBRUARY 28/29,
                                                             --------------------------------------------------------------------
                                                               2003          2002           2001           2000           1999
                                                             --------     ----------     ----------     ----------     ----------
Net asset value, beginning of period....................     $  17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                                             --------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income(b)..............................         0.40           0.44           0.44           0.47           0.42
  Net realized and unrealized gain (loss)...............        (1.08)         (2.59)          1.09           1.28          (0.47)
                                                             --------     ----------     ----------     ----------     ----------
    Total from investment operations....................        (0.68)         (2.15)          1.53           1.75          (0.05)
                                                             --------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income............................        (0.69)         (0.72)         (0.23)         (0.56)         (0.49)
  From net realized gains...............................         --           --              (1.84)         (0.66)         (2.28)
                                                             --------     ----------     ----------     ----------     ----------
    Total distributions.................................        (0.69)         (0.72)         (2.07)         (1.22)         (2.77)
                                                             --------     ----------     ----------     ----------     ----------
Net asset value, end of period..........................     $  16.13     $    17.50     $    20.37     $    20.91     $    20.38
                                                             ========     ==========     ==========     ==========     ==========
Total Return(a).........................................        (4.05)%       (10.60)%         7.32%          8.20%        (0.68)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....................     $845,997     $1,053,104     $1,280,603     $1,799,929     $1,998,447
  Net expenses to average daily net assets..............         0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to average daily net assets.....         2.26%          2.37%          2.07%          2.09%          1.84%
  Portfolio turnover rate...............................           51%            51%            31%            53%            60%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................         0.10%          0.10%          0.08%          0.09%          0.28%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL GROWTH FUND

                                                                           CLASS III SHARES
                                                              ------------------------------------------
                                                                                       PERIOD FROM
                                                                                    NOVEMBER 30, 2001
                                                                                      (COMMENCEMENT
                                                                 YEAR ENDED       OF OPERATIONS) THROUGH
                                                              FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                              -----------------   ----------------------
Net asset value, beginning of period........................      $  19.65               $ 20.00
                                                                  --------               -------
Income from investment operations:
  Net investment income(b)..................................          0.25                  0.01
  Net realized and unrealized gain (loss)...................         (2.46)                (0.36)
                                                                  --------               -------
    Total from investment operations........................         (2.21)                (0.35)
                                                                  --------               -------
Less distributions to shareholders:
  From net investment income................................         (0.61)                 --
                                                                  --------               -------
    Total distributions.....................................         (0.61)                 --
                                                                  --------               -------
Net asset value, end of period..............................      $  16.83               $ 19.65
                                                                  ========               =======
Total Return(a).............................................        (11.40)%               (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................      $178,804               $84,884
  Net expenses to average daily net assets..................          0.69%                 0.69%*
  Net investment income to average daily net assets.........          1.32%                 0.36%*
  Portfolio turnover rate...................................            78%                   15%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................          0.22%                 0.65%*

*  Annualized.
** Not annualized.
(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b) Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*

                                                                                       CLASS III SHARES
                                                                 -------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 -------------------------------------------------------------
                                                                  2003           2002           2001        2000        1999
                                                                 -------        -------        -------     -------     -------
Net asset value, beginning of period........................     $  7.14        $  9.25        $ 10.04     $  9.28     $ 11.92
                                                                 -------        -------        -------     -------     -------
Income from investment operations:
  Net investment income(e)..................................        0.22(d)        0.46(d)        0.23        0.23        0.23
  Net realized and unrealized gain (loss)...................       (1.55)         (1.00)          1.34        1.26       (0.36)(b)
                                                                 -------        -------        -------     -------     -------
    Total from investment operations........................       (1.33)         (0.54)          1.57        1.49       (0.13)
                                                                 -------        -------        -------     -------     -------
Less distributions to shareholders:
  From net investment income................................       (0.27)         (1.53)         (0.21)      (0.42)      (0.29)
  From net realized gains...................................        --            (0.04)         (2.15)      (0.31)      (2.22)
                                                                 -------        -------        -------     -------     -------
    Total distributions.....................................       (0.27)         (1.57)         (2.36)      (0.73)      (2.51)
                                                                 -------        -------        -------     -------     -------
Net asset value, end of period..............................     $  5.54        $  7.14        $  9.25     $ 10.04     $  9.28
                                                                 =======        =======        =======     =======     =======
Total Return(a).............................................      (19.53)%        (5.38)%        16.69%      15.86%      (1.84)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $28,923        $37,581        $49,332     $75,054     $97,450
  Net expenses to average daily net assets..................        0.06%(c)       0.31%(c)       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........        3.32%(d)       5.33%(d)       2.23%       2.25%       2.07%
  Portfolio turnover rate...................................          90%           120%            39%         68%         68%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        1.32%          0.79%          0.38%       0.33%       0.42%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.
(e) Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND

                                                                          CLASS M SHARES
                                                                -----------------------------------
                                                                                    PERIOD FROM
                                                                                 JANUARY 25, 2002
                                                                 YEAR ENDED      (COMMENCEMENT OF
                                                                FEBRUARY 28,    OPERATIONS) THROUGH
                                                                    2003         FEBRUARY 28, 2002
                                                                ------------    -------------------
Net asset value, beginning of period........................       $ 9.93              $9.85
                                                                   ------              -----
Income from investment operations:
  Net investment income(b)..................................         0.05               0.00(c)
  Net realized and unrealized gain (loss)...................        (0.93)              0.08
                                                                   ------              -----
    Total from investment operations........................        (0.88)              0.08
                                                                   ------              -----
Less distributions to shareholders:
  From net investment income................................        (0.19)               --
  From net realized gains...................................         --                  --
                                                                   ------              -----
    Total distributions.....................................        (0.19)               --
                                                                   ------              -----
Net asset value, end of period..............................       $ 8.86              $9.93
                                                                   ======              =====
Total Return(a).............................................        (9.09)%             0.81%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $4,449              $   1
  Net expenses to average daily net assets..................         1.06%              1.05%*
  Net investment income to average daily net assets.........         0.55%              0.35%*
  Portfolio turnover rate...................................           22%                22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.10%              0.09%*

*  Annualized.
** Not annualized.
(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)Computed using average shares outstanding throughout the period.
(c)Net investment income earned was less than $.01 per share.

EMERGING COUNTRIES FUND+

                                                                CLASS M SHARES
                                                              -------------------
                                                                  PERIOD FROM
                                                                 JULY 9, 2002
                                                               (COMMENCEMENT OF
                                                              OPERATIONS) THROUGH
                                                               FEBRUARY 28, 2003
                                                              -------------------
Net asset value, beginning of period........................        $  9.85
                                                                    -------
Income from investment operations:
  Net investment income.....................................           0.01
  Net realized and unrealized loss..........................          (1.35)
                                                                    -------
    Total from investment operations........................          (1.34)
                                                                    -------
Net asset value, end of period..............................        $  8.51
                                                                    =======
Total Return(a).............................................         (13.60)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................        $   579
  Net expenses to average daily net assets..................           1.57%*
  Net investment income to average daily net assets.........           0.20%*
  Portfolio turnover rate...................................            108%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................           0.41%*

*  Annualized.
** Not annualized.
(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+ Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND

                                                                                     CLASS III SHARES
                                                          ---------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                          ---------------------------------------------------------------------
                                                            2003        2002           2001(C)            2000           1999
                                                          --------    --------         --------         --------       --------
Net asset value, beginning of period....................  $   9.68    $   9.98         $   9.23         $   9.65       $  10.26
                                                          --------    --------         --------         --------       --------
Income from investment operations:
  Net investment income(d)..............................      0.25+       0.43+            0.61+            0.60           0.68
  Net realized and unrealized gain (loss)...............      0.83        0.20             0.72            (0.42)         (0.15)
                                                          --------    --------         --------         --------       --------
    Total from investment operations....................      1.08        0.63             1.33             0.18           0.53
                                                          --------    --------         --------         --------       --------
Less distributions to shareholders:
  From net investment income............................     (0.27)      (0.50)           (0.58)           (0.58)         (0.68)
  From net realized gains...............................     (0.41)      (0.43)           --               (0.02)         (0.46)
                                                          --------    --------         --------         --------       --------
    Total distributions.................................     (0.68)      (0.93)           (0.58)           (0.60)         (1.14)
                                                          --------    --------         --------         --------       --------
Net asset value, end of period..........................  $  10.08    $   9.68         $   9.98         $   9.23       $   9.65
                                                          ========    ========         ========         ========       ========
Total Return(a).........................................     11.43%       6.62%           14.91%            2.03%          5.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....................  $113,223    $155,000         $170,534         $164,457       $175,071
  Net operating expenses to average daily net assets....      0.25%       0.25%            0.25%            0.25%          0.25%
  Interest expense to average daily net assets..........     --          --                0.07%            0.19%          0.02%
  Total net expenses to average daily net assets(e).....      0.25%       0.25%            0.32%(b)         0.44%(b)       0.27%(b)
  Net investment income to average daily net
    assets(d)...........................................      2.57%       4.35%            6.41%            5.85%          6.21%
  Portfolio turnover rate...............................        71%         19%              65%              20%            17%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................      0.05%       0.05%            0.05%            0.05%          0.19%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(e) Net expenses exclude expenses incurred indirectly through investments in other GMO Funds in which the Fund invests.
+  Computed using average shares outstanding throughout the period.

CORE PLUS BOND FUND*

                                                                                        CLASS III SHARES
                                                                ----------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28/29,
                                                                ----------------------------------------------------------------
                                                                  2003          2002        2001(D)         2000          1999
                                                                --------      --------      --------      --------      --------
Net asset value, beginning of period........................    $  10.39      $  10.17      $   9.64      $  10.23      $  10.60
                                                                --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................        0.19(a)+      0.77(a)+      0.62(a)+      0.62+         0.64+
  Net realized and unrealized gain (loss)...................        0.45          0.07          0.73         (0.40)        (0.58)
                                                                --------      --------      --------      --------      --------
    Total from investment operations........................        0.64          0.84          1.35          0.22          0.06
                                                                --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................       (0.47)        (0.62)        (0.82)        (0.70)        (0.12)
  From net realized gains...................................       (0.61)        --   (f)      --            (0.11)        (0.31)
                                                                --------      --------      --------      --------      --------
    Total distributions.....................................       (1.08)        (0.62)        (0.82)        (0.81)        (0.43)
                                                                --------      --------      --------      --------      --------
Net asset value, end of period..............................    $   9.95      $  10.39      $  10.17      $   9.64      $  10.23
                                                                ========      ========      ========      ========      ========
Total Return(b).............................................        6.45%         8.53%        14.52%         2.26%         0.44%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $286,030      $340,039      $156,412      $120,276      $143,703
  Net operating expenses to average daily net assets........        0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............       --            --            --             0.01%(c)     --
  Total net expenses to average daily net assets............        0.38%         0.38%         0.39%         0.41%        --
  Net investment income to average daily net assets.........        1.85%(a)      7.39%(a)      6.34%(a)      6.19%         5.97%
  Portfolio turnover rate...................................         108%          113%          181%           40%          113%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.09%         0.09%         0.12%         0.10%         0.25%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
(f) The distribution from net realized gains was less than $0.01 per share.
* Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."
+  Calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.05      $   9.44      $   9.19      $  10.06      $  10.45
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.24(a)+      0.45(a)+      0.63(a)+      0.70(a)       0.71
  Net realized and unrealized gain (loss)...................      1.96         (0.81)        (0.34)        (0.99)        (0.42)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.20         (0.36)         0.29         (0.29)         0.29
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.31)        (0.03)        --            (0.39)        (0.45)
  From net realized gains...................................     --            --            (0.04)        (0.19)        (0.23)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.31)        (0.03)        (0.04)        (0.58)        (0.68)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.94      $   9.05      $   9.44      $   9.19      $  10.06
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     25.17%        (3.80)%        3.20%        (2.98)%        2.48%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $122,521      $135,048      $212,591      $145,373      $181,829
  Net operating expenses to average daily net assets........      0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............     --            --            --             0.03%(c)     --
  Total net expenses to average daily net assets............      0.38%         0.38%         0.39%         0.43%         0.40%
  Net investment income to average daily net assets.........      2.40%(a)      4.85%(a)      6.82%(a)      6.51%(a)      6.45%
  Portfolio turnover rate...................................        40%           36%          114%           39%          106%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.11%         0.11%         0.04%         0.98%         0.24%

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------------
                                                               2003         2002        2001(C)        2000          1999
                                                              -------      -------      -------      --------      --------
Net asset value, beginning of period........................  $  9.04      $  9.72      $  9.70      $  10.47      $  10.66
                                                              -------      -------      -------      --------      --------
Income from investment operations:
  Net investment income(a)..................................     0.09+        0.50+        0.59+         0.65+         0.74
  Net realized and unrealized gain (loss)...................     0.32        (0.13)        0.71         (0.17)        (0.39)
                                                              -------      -------      -------      --------      --------
    Total from investment operations........................     0.41         0.37         1.30          0.48          0.35
                                                              -------      -------      -------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (0.60)       (1.05)       (1.18)        (1.11)        (0.16)
  From net realized gains...................................     --           --          (0.10)        (0.14)        (0.38)
                                                              -------      -------      -------      --------      --------
    Total distributions.....................................    (0.60)       (1.05)       (1.28)        (1.25)        (0.54)
                                                              -------      -------      -------      --------      --------
Net asset value, end of period..............................  $  8.85      $  9.04      $  9.72      $   9.70      $  10.47
                                                              =======      =======      =======      ========      ========
Total Return(b).............................................     4.81%        4.21%       14.06%         4.95%         3.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $20,219      $17,932      $18,102      $283,340      $323,711
  Net expenses to average daily net assets..................     0.40%(d)     0.38%(d)     0.40%(d)      0.40%         0.40%
  Net investment income to average daily net assets(a)......     1.02%        5.45%        5.96%         6.51%         6.30%
  Portfolio turnover rate...................................       66%          44%         120%           65%          116%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.51%        0.54%        0.07%         0.08%         0.33%

(a) Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


GLOBAL BOND FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.33      $  10.04      $   9.41      $   9.87      $  10.15
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.11(a)+      0.53(a)+      0.51(a)+      0.51          0.55
  Net realized and unrealized gain (loss)...................      1.47         (0.66)         0.12         (0.71)        (0.25)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.58         (0.13)         0.63         (0.20)         0.30
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.51)        (0.39)        --            (0.26)        (0.46)
  From net realized gains...................................     (0.20)        (0.19)        --            --            (0.12)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.71)        (0.58)        --            (0.26)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.20      $   9.33      $  10.04      $   9.41      $   9.87
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     17.76%        (1.34)%        6.70%        (2.07)%        2.69%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $235,842      $273,074      $291,112      $182,730      $163,210
  Net operating expenses to average daily net assets........      0.33%(e)      0.32%(e)      0.33%(e)      0.34%         0.34%
  Interest expense to average daily net assets..............      --            --            --            0.16%(c)      --
  Total net expenses to average daily net assets............      0.33%         0.32%         0.33%         0.50%         0.34%
  Net investment income to average daily net assets.........      1.10%(a)      5.36%(a)      5.34%(a)      5.09%         5.86%
  Portfolio turnover rate...................................        50%           28%           35%          116%           75%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.08%         0.08%         0.08%         0.08%         0.28%

+  Computed using average shares outstanding throughout the period.
(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

EMERGING COUNTRY DEBT SHARE FUND

                                                                                      CLASS III SHARES
                                                            ---------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                            YEAR ENDED                         JULY 20, 1998
                                                                          FEBRUARY 28/29,                      (COMMENCEMENT
                                                            -------------------------------------------    OF OPERATIONS) THROUGH
                                                             2003       2002         2001        2000        FEBRUARY 28, 1999
                                                            -------    -------     --------     -------    ----------------------
Net asset value, beginning of period......................  $  9.25    $  8.90     $   8.70     $  6.84           $ 10.00
                                                            -------    -------     --------     -------           -------
Income from investment operations:
  Net investment income(a)................................     0.83++     1.03++       1.33++      1.10              0.03
  Net realized and unrealized gain (loss).................     0.57       0.51         0.23        1.97             (3.16)
                                                            -------    -------     --------     -------           -------
        Total from investment operations..................     1.40       1.54         1.56        3.07             (3.13)
                                                            -------    -------     --------     -------           -------
Less distributions to shareholders:
  From net investment income..............................    (1.09)     (1.19)       (1.36)      (1.20)            (0.03)
  From net realized gains.................................     --         --          --          (0.01)             --
                                                            -------    -------     --------     -------           -------
        Total distributions...............................    (1.09)     (1.19)       (1.36)      (1.21)            (0.03)
                                                            -------    -------     --------     -------           -------
Net asset value, end of period............................  $  9.56    $  9.25     $   8.90     $  8.70           $  6.84
                                                            =======    =======     ========     =======           =======
Total Return(b)...........................................    15.81%     18.47%       18.71%      46.71%           (31.32)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's).......................  $66,140    $89,952     $102,481     $86,280           $41,216
  Net expenses to average daily net assets(c).............     0.00%(d)    0.00%(d)     0.00%      0.00%             0.00%**
  Net investment income to average daily net assets(a)....     8.88%     11.43%       14.39%      14.22%             0.64%**
  Portfolio turnover rate.................................       30%        14%           0%          0%                0%
  Fees and expenses reimbursed by the Manager to average
    daily net assets......................................     0.08%      0.06%        0.03%       0.04%             0.09%**

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund.
(d) The ratio of net expenses to average daily net assets was less than 0.01%. ** Annualized.
+  Not annualized.
++ Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SHORT-DURATION INVESTMENT FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  9.62      $  9.92      $  9.62      $  9.63      $  9.81
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income...................................     0.08(b)+     0.30(b)+     0.42(b)+     0.46(b)+     0.57
    Net realized and unrealized gain (loss).................    (0.54)        0.07         0.33         0.05        (0.16)
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................    (0.46)        0.37         0.75         0.51         0.41
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.33)       (0.39)       (0.44)       (0.52)       (0.59)
    From net realized gains.................................    (0.15)       (0.28)       (0.01)        --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.48)       (0.67)       (0.45)       (0.52)       (0.59)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................    (4.91)%       3.73%        7.91%        5.42%        4.29%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $55,316      $48,347      $40,505      $43,491      $53,387
    Net expenses to average daily net assets................     0.21%(c)     0.20%(c)     0.20%(c)     0.20%(c)     0.20%
    Net investment income to average daily net assets.......     0.88%(b)     3.04%(b)     4.30%(b)     4.82%(b)     5.50%
    Portfolio turnover rate.................................       43%          91%          50%         178%          76%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.08%        0.12%        0.09%        0.08%        0.32%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

INFLATION INDEXED BOND FUND

                                                                                  CLASS III SHARES
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------
                                                                2003         2002       2001(C)      2000        1999
                                                              --------     --------     -------     -------     -------
Net asset value, beginning of period........................  $  10.81     $  10.64     $  9.72     $  9.88     $ 10.04
                                                              --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income.....................................      0.51         0.30        0.71+       0.65+       0.61
  Net realized and unrealized gain (loss)...................      1.25         0.29        0.90       (0.30)      (0.18)
                                                              --------     --------     -------     -------     -------
        Total from investment operations....................      1.76         0.59        1.61        0.35        0.43
                                                              --------     --------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................     (0.56)       (0.37)      (0.69)      (0.51)      (0.59)
  From net realized gains...................................     (0.29)       (0.05)       --          --          --
                                                              --------     --------     -------     -------     -------
        Total distributions.................................     (0.85)       (0.42)      (0.69)      (0.51)      (0.59)
                                                              --------     --------     -------     -------     -------
Net asset value, end of period..............................  $  11.72     $  10.81     $ 10.64     $  9.72     $  9.88
                                                              ========     ========     =======     =======     =======
Total Return(a).............................................     16.67%        5.66%      16.86%       3.57%       4.28%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $278,088     $149,274     $65,887     $51,951     $25,147
  Net operating expenses to average daily net assets........      0.25%        0.25%       0.25%       0.25%       0.25%
  Interest expense to average daily net assets..............      0.15%(b)     0.17%(b)    0.37%(b)    0.45%(b)      --
  Total net expenses to average daily net assets(d).........      0.40%        0.42%       0.62%       0.70%       0.25%
  Net investment income to average daily net assets.........      4.55%        4.15%       6.87%       6.49%       4.93%
  Portfolio turnover rate...................................        75%          40%         32%        112%         94%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%        0.09%       0.11%       0.13%       0.30%

+  Computed using average shares outstanding throughout the period.
(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.
(d) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund.

         INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

     GMO SHORT-DURATION COLLATERAL FUND AND GMO ALPHA LIBOR FUND. Shares of GMO Short-Duration Collateral Fund ("SDCF") and GMO Alpha LIBOR Fund ("Alpha LIBOR") (collectively, "the Funds") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Funds are managed by GMO, and are intended to provide an efficient means for other GMO Funds to achieve exposure to assets they might otherwise acquire directly. In addition, SDCF is intended to provide an efficient means for the GMO Emerging Countries Fund to invest cash held by it.

     The Funds do not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Funds' operating expenses through at least June 30, 2004 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark. Alpha LIBOR's investment objective is high total return comparable to the 3-month London Inter-Bank Offer Rate (LIBOR). The Funds are not "diversified" investment companies within the meaning of the Investment Company Act of 1940.

     The Funds seek to achieve their investment objectives by investing primarily in relatively high quality, low volatility fixed income securities. In particular, the Funds may invest a substantial portion of their assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. The Funds may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which the Funds may invest include those securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers, and may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Funds will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's, or comparable unrated securities) at the time of purchase. The Funds may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by the Funds.

     In selecting fixed income securities for the Funds' portfolio, the Manager employs fundamental investment techniques to identify bonds investments with yield spreads that are high relative to other fixed income securities with similar durations. The Funds may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, the Funds may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager of the Funds will employ a variety of techniques to adjust the sensitivity of the Funds' values to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the Funds' portfolio duration. Under normal circumstances, the Manager expects that the Funds' dollar-weighted average portfolio duration will be 365 days or less. The Manager determines the Funds' dollar-weighted average portfolio duration by aggregating the durations of the Funds' individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Funds' dollar-weighted average portfolio maturity may be substantially longer than the Funds' dollar-weighted average portfolio duration. In addition, the Funds' resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Funds to additional credit risks.

     The other GMO Funds' investing in either of the Funds will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in either of the Funds include Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of each GMO Fund investing in SDCF and/or Alpha LIBOR will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant other GMO Fund.

     GMO EMERGING COUNTRY DEBT FUND. GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, is offered through a separate prospectus. Certain GMO Fixed Income Funds may invest in ECDF as an efficient method of achieving exposure to assets they might otherwise acquire directly. In addition, as noted above, the Emerging Country Debt Share Fund typically invests substantially all of its assets in ECDF.

     ECDF's objective is high total return. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed of comparable quality by the Manager. Typical investments include, but are not limited to, bonds (including Brady bonds), bank loans and other sovereign and local issues. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. In addition, ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. ECDF intends to invest primarily in "synthetic" bonds, fixed income securities, and SDCF. ECDF also has an investment in Alpha LIBOR. See above. ECDF typically has exposure to over 25 different countries and generally at least 75% of its assets are denominated in, or hedged into, U.S. dollars. While not a principal consideration of the Manager, the Manager seeks to match the duration of ECDF to that of its benchmark (5.50 years as of 12/31/03). Many of the securities directly held by ECDF do not trade as actively as those in ECDF's benchmark and, therefore, may be priced using "fair valuation" procedures; in addition, ECDF typically invests in securities that are of lesser quality than those in its benchmark. In volatile market conditions, the value of such securities will be more difficult to ascertain and, therefore, the percentage decline in the value of ECDF is likely to exceed that of its benchmark (see page 51 for a discussion of fair valuation).

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of ECDF's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent ECDF does use credit default swaps, there is no assurance these will be effective. ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

     A Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Foreign Investment Risk, Liquidity Risk, Derivatives Risk, Market Risk -- Fixed Income Securities, Currency Risk, Credit and Counterparty Risk, Fund of Funds Risk, Leveraging Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of a Fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant Fund.

     GMO INTERNATIONAL SMALL COMPANIES FUND. The following is a brief description of certain investment policies and risks of the GMO International Small Companies Fund (the "International Small Companies Fund"), a portfolio of the Trust, which is offered through a separate prospectus. International Small Companies Fund may be an "underlying Fund" of the Currency Hedged International Equity Fund, as that term is used in Currency Hedged International Equity Fund's "Principal investment strategies" in this Prospectus.

     International Small Companies Fund seeks high total return. International Small Companies Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database. Under normal circumstances, International Small Companies Fund will invest at least 80% of its assets in investments in "small companies." The Manager defines "small companies" to include those companies in the MSCI database that fall within the bottom 70% of companies within their country, when ranked by market capitalization.

     The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. In using these models, the Manager generally expects that stock selection will be tilted toward value stocks and away from growth stocks. The Manger uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions, and the risk of the entire portfolio relative to the Fund's benchmark.

     International Small Companies Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. International Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of International Small Companies Fund's assets. In pursuing its investment strategy, it may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments (including options, futures, and swap contracts) to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The current benchmark of International Small Companies Fund is the Citigroup (f/k/a Salomon Smith Barney) Extended Market Index ("EMI") World ex-U.S. Index.

     The Currency Hedged International Equity Fund's investment in International Small Companies Fund will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The most significant risks of an investment in International Small Companies Fund are Smaller Company Risk, Market Risk -- Equity Securities, Foreign Investment Risk, Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                      information and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                         1-617-346-7646 (CALL COLLECT)
                          WEBSITE: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

================================================================================

                                 CLASS M SHARES

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2003
                           as amended January 30, 2004

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2003, as amended January 30, 2004 and as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at
(617) 346-7646.

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                   ------
INVESTMENT OBJECTIVES AND POLICIES..............................................      1

FUND INVESTMENTS................................................................      1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS......................................      4

TRACKING ERROR..................................................................     33

USES OF DERIVATIVES.............................................................     33

INVESTMENT RESTRICTIONS.........................................................     41

DETERMINATION OF NET ASSET VALUE................................................     45

DISTRIBUTIONS...................................................................     45

TAXES...........................................................................     45

PERFORMANCE INFORMATION.........................................................     52

MANAGEMENT OF THE TRUST.........................................................     55

INVESTMENT ADVISORY AND OTHER SERVICES..........................................     64

DISTRIBUTION (12b-1) PLAN.......................................................     69

PORTFOLIO TRANSACTIONS..........................................................     70

PROXY VOTING POLICIES AND PROCEDURES............................................     72

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES................................     73

VOTING RIGHTS...................................................................     76

SHAREHOLDER AND TRUSTEE LIABILITY...............................................     77

OWNERS OF 5% OR MORE OF THE FUNDS' SHARES.......................................     77

OTHER MATTERS...................................................................     79

FINANCIAL STATEMENTS............................................................     80

APPENDIX A - SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B - COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

         The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:


                                           Domestic Equity                                            Securities of Foreign
                                            Securities (1)  Preferred Stocks  Convertible Securities        Issuers (2)
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                    X                                     X
Tobacco-Free Core Fund                            X                                     X
Value Fund                                        X                X                    X                        X
Intrinsic Value Fund                              X                                     X
Growth Fund                                       X                                     X
Real Estate Fund                                  X                X                                             X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund             X                X                    X                        X
International Intrinsic Value Fund                X                X                    X                        X
International Growth Fund                         X                X                    X                        X
Currency Hedged International Equity Fund         X                X                    X                        X
Foreign Fund                                      X                X                    X                        X
Emerging Countries Fund                           X                X                    X                        X

FIXED INCOME FUNDS
Domestic Bond Fund                                X                X                    X                        X
Core Plus Bond Fund                               X                X                    X                        X
International Bond Fund                           X                X                    X                        X
Currency Hedged International Bond Fund           X                X                    X                        X
Global Bond Fund                                  X                X                    X                        X
Emerging Country Debt Fund                        X                X                    X                        X
Emerging Country Debt Share Fund                  X                X                    X                        X
Short-Duration Investment Fund                                                                                   X
Inflation Indexed Bond Fund                       X                X                    X                        X

                                           Securities of Foreign   Securities of Emerging
                                          Issuers (Traded on U.S.    Market Issuers or
                                               Exchanges)(2)           Countries (2)       Depository Receipts  Illiquid Securities
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                        X                                             X                    X
Tobacco-Free Core Fund                                X                                             X                    X
Value Fund                                            X                                             X                    X
Intrinsic Value Fund                                  X                                             X                    X
Growth Fund                                           X                                             X                    X
Real Estate Fund                                      X                                             X                    X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                 X                                             X                    X
International Intrinsic Value Fund                    X                     X                       X                    X
International Growth Fund                             X                     X                       X                    X
Currency Hedged International Equity Fund             X                     X                       X                    X
Foreign Fund                                          X                     X                       X                    X
Emerging Countries Fund                               X                     X                       X                    X

FIXED INCOME FUNDS
Domestic Bond Fund                                    X                                             X                    X
Core Plus Bond Fund                                   X                     X                       X                    X
International Bond Fund                               X                     X                       X                    X
Currency Hedged International Bond Fund               X                     X                       X                    X
Global Bond Fund                                      X                     X                       X                    X
Emerging Country Debt Fund                            X                     X                       X                    X
Emerging Country Debt Share Fund                      X                     X                       X                    X
Short-Duration Investment Fund
Inflation Indexed Bond Fund                           X                                             X                    X


                                                                                                              Reverse Repurchase
                                           Futures and Options  REITs  Swap Contracts  Repurchase Agreements       Agreements
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                      X             X          X                   X
Tobacco-Free Core Fund                              X             X          X                   X
Value Fund                                          X             X          X                   X
Intrinsic Value Fund                                X             X          X                   X
Growth Fund                                         X             X          X                   X
Real Estate Fund                                    X             X          X                   X                   X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund               X             X          X                   X
International Intrinsic Value Fund                  X             X          X                   X
International Growth Fund                           X             X          X                   X
Currency Hedged International Equity Fund           X             X          X                   X
Foreign Fund                                        X                        X                   X
Emerging Countries Fund                             X                        X                   X

FIXED INCOME FUNDS
Domestic Bond Fund                                  X                        X                   X                   X
Core Plus Bond Fund                                 X                        X                   X                   X
International Bond Fund                             X                        X                   X                   X
Currency Hedged International Bond Fund             X                        X                   X                   X
Global Bond Fund                                    X                        X                   X                   X
Emerging Country Debt Fund                          X                        X                   X                   X
Emerging Country Debt Share Fund                    X                        X                   X                   X
Short-Duration Investment Fund                      X                        X                   X
Inflation Indexed Bond Fund                         X                        X                   X                   X


                                                                 Shares of Other GMO  Cash and Other High
                                           Investment Companies    Trust Funds (3)    Quality Investments
---------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                      X                                          X
Tobacco-Free Core Fund                              X                                          X
Value Fund                                          X                                          X
Intrinsic Value Fund                                X                                          X
Growth Fund                                         X                                          X
Real Estate Fund                                    X                                          X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund               X                                          X
International Intrinsic Value Fund                  X                                          X
International Growth Fund                           X                                          X
Currency Hedged International Equity Fund           X                      X                   X
Foreign Fund                                        X                                          X
Emerging Countries Fund                             X                      X                   X

FIXED INCOME FUNDS
Domestic Bond Fund                                  X                      X                   X
Core Plus Bond Fund                                 X                      X                   X
International Bond Fund                             X                      X                   X
Currency Hedged International Bond Fund             X                      X                   X
Global Bond Fund                                    X                      X                   X
Emerging Country Debt Fund                          X                      X                   X
Emerging Country Debt Share Fund                    X                      X                   X
Short-Duration Investment Fund                      X                      X                   X
Inflation Indexed Bond Fund                         X                      X                   X

(1) For more information, see, among other sections, "Description of Principal Risks - Market Risk - Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Description of Principal Risks - Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments - Certain Risks of Foreign Investments" herein.

(3) For more information, see, among other things, "Descriptions and Risks of Fund Investments - Investments in Other Investment Companies" herein.

                                           Long and Medium Term
                                            Corporate & Gov't    Short-term Corporate and                Asset- and Mortgage-
                                                Bonds(4)           Government Bonds(4)     Brady Bonds     Backed Securities
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                      X                       X
Tobacco-Free Core Fund                              X                       X
Value Fund
Intrinsic Value Fund                                X                       X
Growth Fund                                         X                       X
Real Estate Fund                                                                                                  X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund               X                       X
International Intrinsic Value Fund                  X                       X
International Growth Fund                           X                       X
Currency Hedged International Equity Fund           X                       X
Foreign Fund                                        X                       X
Emerging Countries Fund                             X                       X

FIXED INCOME FUNDS
Domestic Bond Fund                                  X                       X                                     X
Core Plus Bond Fund                                 X                       X                   X                 X
International Bond Fund                             X                       X                   X                 X
Currency Hedged International Bond Fund             X                       X                   X                 X
Global Bond Fund                                    X                       X                   X                 X
Emerging Country Debt Fund                          X                       X                   X                 X
Emerging Country Debt Share Fund                    X                       X                   X                 X
Short-Duration Investment Fund                      X                       X                                     X
Inflation Indexed Bond Fund                         X                                                             X

                                           Adjustable Rate   Firm Commitments and                            Loans, Loan Partici-
                                             Securities     When-Issued Securities  Dollar Roll Agreements  pations or Assignments
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Real Estate Fund                                 X                     X                      X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund
International Growth Fund
Currency Hedged International Equity Fund
Foreign Fund
Emerging Countries Fund

FIXED INCOME FUNDS
Domestic Bond Fund                               X                     X                      X                        X
Core Plus Bond Fund                              X                     X                                               X
International Bond Fund                          X                     X                                               X
Currency Hedged International Bond Fund          X                     X                                               X
Global Bond Fund                                 X                     X                      X                        X
Emerging Country Debt Fund                                             X                                               X
Emerging Country Debt Share Fund                                       X                                               X
Short-Duration Investment Fund                   X                     X
Inflation Indexed Bond Fund                      X                     X                                               X

                                           Foreign Currency
                                             Transactions    Lower-Rated Securities  Zero Coupon Securities  Indexed Securities
-------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Real Estate Fund                                                       X                       X                     X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund             X
International Intrinsic Value Fund                X
International Growth Fund                         X
Currency Hedged International Equity Fund         X
Foreign Fund                                      X                    X
Emerging Countries Fund                           X                                                                  X

FIXED INCOME FUNDS
Domestic Bond Fund                                                     X                       X                     X
Core Plus Bond Fund                               X                    X                       X                     X
International Bond Fund                           X                    X                       X                     X
Currency Hedged International Bond Fund           X                    X                       X                     X
Global Bond Fund                                  X                    X                       X                     X
Emerging Country Debt Fund                        X                    X                       X                     X
Emerging Country Debt Share Fund                  X                    X                       X                     X
Short-Duration Investment Fund                                         X                                             X
Inflation Indexed Bond Fund                       X                    X                       X                     X

                                           Structured Notes  Warrants and Rights
--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                                        X
Tobacco-Free Core Fund                                                X
Value Fund                                                            X
Intrinsic Value Fund                                                  X
Growth Fund                                                           X
Real Estate Fund                                                      X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                                 X
International Intrinsic Value Fund                                    X
International Growth Fund                                             X
Currency Hedged International Equity Fund                             X
Foreign Fund                                                          X
Emerging Countries Fund                            X                  X

FIXED INCOME FUNDS
Domestic Bond Fund                                 X                  X
Core Plus Bond Fund                                X                  X
International Bond Fund                            X                  X
Currency Hedged International Bond Fund            X                  X
Global Bond Fund                                   X                  X
Emerging Country Debt Fund                         X                  X
Emerging Country Debt Share Fund                   X                  X
Short-Duration Investment Fund                                        X
Inflation Indexed Bond Fund                                           X

(4) For more information, see, among other sections, "Description of Principal Risks - Market Risk -- Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments - Debt and Other Fixed Income Securities" and "-U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus, should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will therefore be indirectly subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a "diversified" fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation than securities markets of the U.S. and developed foreign markets. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the GMO Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Foreign Fund, Emerging Countries Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Global Bond Fund, International Bond Fund, International Intrinsic Value Fund, Currency Hedged International Equity Fund, and GMO Emerging Country Debt Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the social, political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING

All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager") to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Trustees.

A Fund's securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends with respect to the loaned securities) which will not be eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to such income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS. Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") or investment company that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT or investment company that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT or investment company that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

The Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty is willing to repurchase the warrant when a fund wishes to sell the security.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect a Fund's performance.

A Fund's use of derivatives and related options may allow it to diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. Such use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by a Fund.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.

A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket - resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt (in particular, the GMO Emerging Country Debt
Fund) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.

In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager will closely monitor the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, or OTC options and other two-party contracts unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund investing in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises are neither guaranteed nor insured by the U.S. Government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Banks ("FHLBs")). Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

The value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the

1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, AND COLLATERALIZED MORTGAGE OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. Government, its agencies or instrumentalities (including those whose securities are neither guaranteed nor insured by the U.S. Government, such as Freddie Mac, Fannie Mae and FHLBs), or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of mortgage-backed securities issued by the U.S. Government, its agencies, or instrumentalities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by the agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER-RATED SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower-Rated Securities"). Lower-Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower-Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower-Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower-Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower-Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B - "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under emerging legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund and/or GMO Emerging Country Debt Fund and have investments in GMO Alpha LIBOR Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the Investment Company Act of 1940, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.

                                 TRACKING ERROR

In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. Domestic Equity, International Equity and Fixed Income Funds use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each Domestic and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B - "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

DOMESTIC EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, Value Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund and Real Estate Fund.

Types of Derivatives Used by the Domestic Equity Funds

-        Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the Domestic Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, Emerging Countries Fund, and Foreign Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

-        Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund)


- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund)

-        Only Emerging Countries Fund may use structured or indexed notes

-        Warrants and rights (including LEPOs, with respect to Emerging
         Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-        Buying and selling spot currencies

-        Forward foreign currency contracts

-        Currency futures contracts and related options

-        Options on currencies

-        Currency swap contracts (excluding Foreign Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged

International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' Investments), and thus will sometimes have a net short position with respect to certain foreign currencies. Such net short positions in the aggregate will not exceed 10% of the Fund's assets.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, GMO Emerging Country Debt Fund, and Inflation Indexed Bond Fund.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-        Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences

- Structured notes (excluding Short- Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.

A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

The fundamental strategy of International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund requires that each of these Funds take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.

Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect Funds (primarily GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-        Buying and selling spot currencies

-        Forward foreign currency contracts

-        Currency futures contracts and related options

-        Options on currencies

-        Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the International Disciplined Equity Fund and International Growth Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3 % of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to all Funds, except for the Intrinsic Value Fund, International Disciplined Equity Fund, and International Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.

(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 of the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

         1) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

         2) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and
                  (ii) debt investments.

         3) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described below with respect to the Fund's shares. In addition, if a Fund that invests in other regulated investment companies receives dividends from a regulated investment company designated by that regulated investment company as qualified dividend income, and the Fund meets the holding period and other requirements described below with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than capital gain dividends) will be eligible to be treated as qualified dividend income.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

The Internal Revenue Service revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The regulations are generally effective for payments made after December 31, 2000. In some circumstances, the rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these regulations.

FOREIGN TAX CREDITS

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

Under recently enacted U.S. Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE INFORMATION

Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

Class M Shares were first registered and offered for sale on June 30, 2001. As of the fiscal year ended February 28, 2003, only five Funds, U.S. Core Fund, Value Fund, Growth Fund, Foreign Fund, and Emerging Countries Fund, offered Class M Shares. For these five funds, the table below sets forth the average annual total returns for Class M Shares of each Fund for the one, three, five and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003. Total return information for periods prior to the inception date of each Fund's Class M Shares reflects the prior performance of Class III Shares of the Fund adjusted to reflect the actual fees and expenses of the Class M Shares.

                     Class M
                      Shares      Fund                                             Since Fund
      Fund          Inception  Inception   1 Year   3 Years   5 Years   10 Years   Inception
(Class M Shares)       Date       Date      (%)       (%)       (%)       (%)         (%)
---------------------------------------------------------------------------------------------
         U.S. Core  4/15/2002   9/18/1985  -21.85%    -9.75%    -0.91%     10.27%       12.74%
             Value  1/10/2002  11/13/1990  -22.56%    -0.51%    -1.73%      8.95%       10.98%

                        Class M
                         Shares      Fund                                             Since Fund
      Fund             Inception  Inception   1 Year   3 Years   5 Years   10 Years   Inception
(Class M Shares)          Date       Date      (%)       (%)       (%)       (%)         (%)
------------------------------------------------------------------------------------------------
            Growth     9/11/2002  12/30/1988  -21.46%   -20.62%    -2.36%      8.72%       11.45%
        Foreign(1)     1/25/2002   8/31/1984   -9.09%    -7.00%     0.19%      7.99%       13.21%
Emerging Countries     7/09/2002   8/29/1997  -10.52%    -8.20%     0.89%       N/A       -1.90%

(1) Performance information presented is that of the Fund's predecessor for all periods prior to June 28, 1996.

For all other Funds, the table below sets forth the average annual total return for Class III Shares of each Fund for the one, three, five and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003. Because Class III shares are invested in the same portfolio of securities as Class M Shares, performance would be substantially similar except to the extent that fees and expenses may differ:

                                                                                            Since
                Fund                    Inception   1 Year   3 Years   5 Years  10 Years  Inception
         (Class III Shares)                Date       (%)      (%)       (%)       (%)       (%)
--------------------------------------  -----------------------------------------------------------
                   Tobacco-Free Core    10/31/1991  -21.76%   -10.45%    -0.79%    10.69%     10.94%
                     Intrinsic Value      8/2/1999  -21.05%     0.54%      N/A       N/A      -2.88%
                         Real Estate     5/31/1996   -2.16%    13.35%     1.26%      N/A       6.85%
    International Disciplined Equity     1/29/2002   -8.28%      N/A       N/A       N/A      -5.97%
       International Intrinsic Value     3/31/1987   -4.05%    -2.72%    -0.21%     6.26%      7.14%
                International Growth    11/30/2001  -11.40%      N/A       N/A       N/A     -10.50%
Currency Hedged International Equity     6/30/1995  -19.53%    -3.86%     0.21%      N/A       6.51%
                       Domestic Bond     8/18/1994   11.43%    10.93%     7.91%      N/A       8.28%
                      Core Plus Bond     4/30/1997    6.45%     9.78%     6.32%      N/A       7.49%
                  International Bond    12/22/1993   25.17%     7.51%     4.32%      N/A       7.56%
  Currency Hedged International Bond     9/30/1994    4.81%     7.60%     6.18%      N/A      11.54%
                         Global Bond    12/28/1995   17.76%     7.42%     4.51%      N/A       6.03%
        Short-Duration Investment(1)     4/18/1990   -4.91%     2.10%     3.19%     4.32%      5.06%
              Inflation Indexed Bond     3/31/1997   16.67%    12.94%     9.24%      N/A       8.43%
      Emerging Country Debt(2) Share     4/19/1994   15.81%    17.84%     9.78%      N/A      19.66%

(1) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

(2)Performance information prior to 7/20/1998 (the Fund's inception date) is that of the GMO Emerging Country Debt Fund.

Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.

                  FUND                                                  PERFORMANCE OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                             The Fund seeks to outperform its benchmark by 2% per year over a complete market cycle.
Tobacco-Free Core Fund                     The Fund seeks to outperform its benchmark by 2% per year over a complete market cycle.
Intrinsic Value Fund                       The Fund seeks to outperform its benchmark by 2% per year over a complete market cycle.
Growth Fund                                The Fund seeks to outperform its benchmark by 2% per year over a complete market cycle.
Real Estate Fund                           The Fund seeks to outperform its benchmark by 1.5% per year, net of fees.
International Disciplined Equity Fund      The Fund seeks to outperform its benchmark by 2% per year, net of fees.
International Intrinsic Value Fund         The Fund seeks to outperform its benchmark by 3% per year, net of fees.

International Growth Fund                  The Fund seeks to outperform its benchmark by +3% per year, net of fees.
Currency Hedged International Equity Fund  The Fund seeks to outperform its benchmark by 2-3% per year, net of fees.
Foreign Fund                               The Fund seeks to outperform its benchmark by 3% per year, net of fees.
Emerging Countries Fund                    The Fund seeks to outperform its benchmark by 3% annually over a five year period
Domestic Bond Fund                         The Fund seeks to outperform its benchmark by 0.25% per year, net of fees.
Core Plus Bond Fund                        The Fund seeks to outperform its benchmark.
International Bond Fund                    The Fund seeks to outperform its benchmark.
Currency Hedged International Bond Fund    The Fund seeks to outperform its benchmark.
Global Bond Fund                           The Fund seeks to outperform its benchmark.
Short-Duration Investment Fund             The Fund seeks to outperform its benchmark.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of January 30, 2004. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                          IN
NAME, DATE OF BIRTH,                                                              PRINCIPAL              FUND
AND POSITION(S) HELD                            LENGTH OF                       OCCUPATION(S)          COMPLEX          OTHER
   WITH THE TRUST                              TIME SERVED                    DURING PAST 5 YEARS      OVERSEEN   DIRECTORSHIPS HELD
---------------------------------  -------------------------------------  --------------------------  ----------  ------------------
NON INTERESTED TRUSTEES
Jay O. Light                       Since May 1996                         Professor of Business           41             *(1)
Trustee                                                                   Administration and Senior
DOB:  10/03/1941                                                          Associate Dean, Harvard
                                                                          University.

Donald W. Glazer, Esq.             Since December  2000                   Consultant - Business           41             *(2)
Trustee                                                                   and Law; Advisory Counsel,
DOB:  07/26/1944                                                          Goodwin Procter LLP.

INTERESTED TRUSTEE
R. Jeremy Grantham(3)              Chairman of the Board of Trustees      Member, Grantham, Mayo,         41            None
Chairman of the Board of Trustees  since September 1985; President from   Van Otterloo & Co. LLC.
DOB: 10/06/1938                    February 2002 - October 2002;
                                   President-Quantitative from September
                                   1985 - February 2002

OFFICERS

                                 POSITION(S) HELD                    LENGTH OF                      PRINCIPAL OCCUPATION(S)
 NAME AND DATE OF BIRTH           WITH THE TRUST                    TIME SERVED                       DURING PAST 5 YEARS
------------------------  -----------------------------  ---------------------------------  ----------------------------------------
Scott Eston               President and Chief Executive  President and Chief Executive      Chief Financial Officer, Chief Operating
DOB:  01/20/1956          Officer                        Officer since October 2002; Vice   Officer (2000-present) and Member,
                                                         President from August 1998 -       Grantham, Mayo, Van Otterloo & Co. LLC.
                                                         October 2002.

--------

(1) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.

(2) Mr. Glazer is the Secretary and Vice Chairman of Provant, Inc. This company does not have a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and is not a registered investment company.

(3) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

Susan Randall Harbert     Chief Financial Officer and    Chief Financial Officer since      Member, Grantham, Mayo, Van Otterloo &
DOB:  04/25/1957          Treasurer                      February 2000; Treasurer since     Co. LLC.
                                                         February 1998; Assistant
                                                         Treasurer from May 1995 -
                                                         February 1998.

Brent C. Arvidson         Assistant Treasurer            Since August 1998.                 Senior Fund Administrator, Grantham,
DOB:  06/26/1969                                                                            Mayo, Van Otterloo & Co. LLC.

William R. Royer, Esq.    Vice President and Clerk       Vice President since February      General Counsel, Anti-Money Laundering
DOB:  07/20/1965                                         1997; Clerk since March 2001,      Reporting Officer (July 2002 - February
                                                         May 1999 - August 1999, May 1995   2003) and Member, Grantham, Mayo, Van
                                                         - May 1997.                        Otterloo & Co. LLC.

Elaine M. Hartnett, Esq.  Vice President and Secretary   Vice President since August        Associate General Counsel, Grantham,
DOB:  02/18/1945                                         1999; Secretary since March 2001.  Mayo, Van Otterloo & Co. LLC (June 1999
                                                                                            - present); Associate/Junior Partner,
                                                                                            Hale and Dorr LLP (1991 - 1999).

Julie L. Perniola         Vice President and Anti-Money  Since February 2003.               Anti-Money Laundering Reporting Officer
DOB:  10/07/1970          Laundering Compliance Officer                                     (February 2003 - present) and Compliance
                                                                                            Officer, Grantham, Mayo, Van Otterloo &
                                                                                            Co. LLC.

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

The Board of Trustees has two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent auditors concerning the financial reporting process, internal controls, and compliance procedures of the Trust; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflicts of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2003, the Independent Trustees/Audit Committee held four meetings.

The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Pricing Committee; Mr. Grantham, the interested trustee, is an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2003, the Pricing Committee held 20 meetings.

In determining to approve the most recent annual extension of each Fund's investment management agreement, the Trustees considered a number of factors common to the Funds. In this connection, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. In this connection, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services provided by the Manager to the Funds under the agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager, considering, among other things, the Funds' total expenses and the reputation of the Funds' other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus), the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. The Trustees concluded that the scope and quality of the Manager's services was sufficient, in light of the Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds and the research services available to the Manager by reason of brokerage business generated by the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.

The Independent Trustees also met May 22, 2003 to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust, on behalf of the Funds, and the Manager. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, which was furnished by the Manager.

The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on three main conclusions. First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of most of the Funds over recent years has been strong relative to their benchmarks, and that although the performance of certain of the Funds has not, the Independent Trustees are satisfied, based upon their discussions with the Manager's personnel, that the Manager is taking appropriate steps to address the issues involved.

At a meeting of the Board of Trustees on May 29, 2003, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts. Based on the foregoing and such recommendation, the Trustees concluded that the fees to be paid the Manager under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Manager.

Trustee Fund Ownership

The following table sets forth ranges of Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2002.

                                                                                      AGGREGATE DOLLAR RANGE OF SHARES
                                                                                           DIRECTLY OWNED IN ALL
                                                         DOLLAR RANGE OF             FUNDS OF THE TRUST (WHETHER OR NOT
                                                    SHARES DIRECTLY OWNED IN                 OFFERED HEREUNDER)
          NAME/FUNDS OFFERED HEREUNDER               FUNDS OFFERED HEREUNDER                OVERSEEN BY TRUSTEE
          ----------------------------              ------------------------         ----------------------------------
NON INTERESTED TRUSTEES                                        None                                 None
Jay O. Light

                                                                                      AGGREGATE DOLLAR RANGE OF SHARES
                                                                                           DIRECTLY OWNED IN ALL
                                                         DOLLAR RANGE OF             FUNDS OF THE TRUST (WHETHER OR NOT
                                                    SHARES DIRECTLY OWNED IN                 OFFERED HEREUNDER)
          NAME/FUNDS OFFERED HEREUNDER               FUNDS OFFERED HEREUNDER                OVERSEEN BY TRUSTEE
          ----------------------------              ------------------------         ----------------------------------
Donald W. Glazer                                               None                            over $100,000

INTERESTED TRUSTEE
R. Jeremy Grantham

Short-Duration Investment Fund                            over $100,000                        over $100,000

The following table sets forth ranges of Mr. Glazer's and Mr. Grantham's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2002, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                                      AGGREGATE DOLLAR RANGE OF SHARES
                                                                                           INDIRECTLY OWNED IN ALL
                                                         DOLLAR RANGE OF             FUNDS OF THE TRUST (WHETHER OR NOT
                                                   SHARES INDIRECTLY OWNED IN                 OFFERED HEREUNDER)
          NAME/FUNDS OFFERED HEREUNDER               FUNDS OFFERED HEREUNDER                OVERSEEN BY TRUSTEE
          ----------------------------             --------------------------        ----------------------------------
NON-INTERESTED TRUSTEE
Donald W. Glazer                                              None                            $10,001-$50,000

INTERESTED TRUSTEE
R. Jeremy Grantham

U.S. Core Fund                                            over $100,000                        over $100,000
Real Estate Fund                                          over $100,000
International Intrinsic Value Fund                        over $100,000
International Growth Fund                                 over $100,000


Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2002 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                           NAME OF
  NAME OF NON-          OWNER(S) AND
   INTERESTED           RELATIONSHIP                                                        VALUE OF
     TRUSTEE             TO TRUSTEE              COMPANY              TITLE OF CLASS       SECURITIES       % OF CLASS
     -------             ----------              -------              --------------       ----------       ----------
Jay O. Light                 N/A                   None                     N/A                N/A              N/A

Donald W. Glazer            Self          GMO Brazil Sustainable          Limited          $   19,944(2)       1.95%
                                            Forest Fund, LP, a          partnership
                                            private investment           interest
                                            company managed by
                                           Renewable Resources
                                         LLC, an affiliate of the
                                                Manager.(1)

                                          GMO Brazil Sustainable          Limited          $    3,398(2)       1.93%
                                           Forest Fund 2, LP, a         partnership
                                            private investment           interest
                                            company managed by
                                            Renewable Resources
                                         LLC, an affiliate of the
                                                Manager.(1)

                                             GMO Tax-Managed              Limited          $  581,146(2)       1.22%
                                         Absolute Return Fund, a        partnership
                                            private investment           interest
                                          company managed by the
                                                Manager.(3)

(1) The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

(2) Based on a valuation date of December 31, 2002.

(3) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, effective July 1, 2002, the chair of each of the Independent Trustees/Audit Committee and the Pricing Committee will receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof during the fiscal year ended February 28, 2003:

                                                                        NAME OF PERSON, POSITION
                                                                        -------------------------
                                                               Jay O. Light,         Donald W. Glazer, Esq.,
                                                                  Trustee                   Trustee
                                                               -------------               ---------
                      COMPENSATION FROM EACH FUND:

                                    U.S. Core Fund             $      18,176               $  18,391
                            Tobacco-Free Core Fund                     3,219                   3,263
                                        Value Fund                     1,425                   1,441
                              Intrinsic Value Fund                       373                     376
                                       Growth Fund                       841                     854
                                  Real Estate Fund                     1,563                   1,581
             International Disciplined Equity Fund                       522                     528
                International Intrinsic Value Fund                     9,248                   9,358
                         International Growth Fund                       963                     977
         Currency Hedged International Equity Fund                       151                     153
                                      Foreign Fund                    10,670                  10,819
                           Emerging Countries Fund                       526                     533
                                Domestic Bond Fund                       959                     969
                               Core Plus Bond Fund                     2,475                   2,501
                           International Bond Fund                     1,111                   1,122
           Currency Hedged International Bond Fund                       113                     114
                                  Global Bond Fund                     2,226                   2,248
                  Emerging Country Debt Share Fund                       503                     508
                    Short-Duration Investment Fund                       431                     436
                       Inflation Indexed Bond Fund                     1,932                   1,954
 PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF                       N/A                     N/A
                                    FUND EXPENSES:

        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                       N/A                     N/A

                TOTAL COMPENSATION FROM THE TRUST:             $     130,150               $ 122,350

Messrs. Grantham, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

As of June 4, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions-Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the GMO Emerging Country Debt Fund) with respect to certain Fund expenses through at least June 30, 2004.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:

                                                        Gross        Reduction         Net
                                                     ------------   ------------   ------------
U.S. CORE FUND

Year ended 2/28/03                                   $  8,520,974   $    684,970   $  7,836,004
Year ended 2/28/02                                      9,046,063        630,859      8,415,204
Year ended 2/28/01                                     10,479,887        725,580      9,754,307

TOBACCO-FREE CORE FUND

Year ended 2/28/03                                   $  1,539,653   $    178,855   $  1,360,798
Year ended 2/28/02                                      1,116,757        144,739        972,018
Year ended 2/28/01                                        983,545        137,083        846,462

VALUE FUND

Year ended 2/28/03                                   $    908,459   $    138,784   $    769,675
Year ended 2/28/02                                      1,127,722        135,730        991,992
Year ended 2/28/01                                      1,015,443        108,675        906,768

INTRINSIC VALUE FUND

Year ended 2/28/03                                   $    171,478   $     78,124   $     93,354
Year ended 2/28/02                                        310,176         85,382        224,794
Year ended 2/28/01                                        152,686         78,996         73,690

GROWTH FUND

Year ended 2/28/03                                   $    464,149   $    129,508   $    334,641
Year ended 2/28/02                                        376,301         82,077        294,224
Year ended 2/28/01                                        543,233        110,683        432,550

REAL ESTATE FUND

Year ended 2/28/03                                   $  1,162,513   $     92,965   $  1,069,548
Year ended 2/28/02                                        836,718         74,788        761,930
Year ended 2/28/01                                        713,588         69,761        643,827

INTERNATIONAL DISCIPLINED EQUITY FUND

Year ended 2/28/03                                   $    289,406   $    280,639   $      8,767
Commencement of Operations                                 13,823         13,823              0
(1/29/02) through 2/28/02

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/03                                   $  7,000,434   $  1,246,654   $  5,753,780

                                                        Gross        Reduction         Net
                                                     ------------   ------------   ------------
Year ended 2/28/02                                      7,578,601      1,354,121      6,224,480
Year ended 2/28/01                                      9,826,264      1,517,826      8,308,438

INTERNATIONAL GROWTH FUND

Year ended 2/28/03                                   $    813,201   $    332,051   $    481,150
Commencement of Operations                                 78,075         78,075              0
(11/30/01) through 2/28/02

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/03                                   $    116,529   $    116,529   $          0
Year ended 2/28/02                                        317,797        317,797              0
Year ended 2/28/01                                        645,488        450,137        195,351

FOREIGN FUND

Year ended 2/28/03                                   $  9,153,120   $  1,353,328   $  7,799,792
Year ended 2/28/02                                      7,274,098      1,084,904      6,189,194
Year ended 2/28/01                                      7,255,446      1,118,314      6,137,132

EMERGING COUNTRIES FUND

Year ended 2/28/03                                   $    492,799   $    236,929   $    255,870
Year ended 2/28/02                                        315,128         83,437        231,691
Year ended 2/28/01                                        359,947         81,883        278,064

DOMESTIC BOND FUND

Year ended 2/28/03                                   $    116,826   $     60,331   $     56,495
Year ended 2/28/02                                        163,964         84,907         79,057
Year ended 2/28/01                                        160,788         72,412         88,376

CORE PLUS BOND FUND

Year ended 2/28/03                                   $    757,034   $    242,839   $    514,195
Year ended 2/28/02                                        536,527        191,604        344,923
Year ended 2/28/01                                        263,280        130,212        133,068

INTERNATIONAL BOND FUND

Year ended 2/28/03                                   $    336,004   $    146,545   $    189,459
Year ended 2/28/02                                        420,962        179,636        241,326
Year ended 2/28/01                                        376,243        148,491        227,752

                                                        Gross        Reduction         Net
                                                     ------------   ------------   ------------
CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/03                                   $     36,221   $     36,221   $          0
Year ended 2/28/02                                         41,947         41,947              0
Year ended 2/28/01                                        725,364        208,577        516,787

GLOBAL BOND FUND

Year ended 2/28/03                                   $    525,898   $    212,177   $    313,721
Year ended 2/28/02                                        528,110        218,049        310,061
Year ended 2/28/01                                        421,528        181,236        240,292

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/03                                   $     27,078   $     27,078   $          0
Year ended 2/28/02                                         19,439         19,439              0
Year ended 2/28/01                                         20,370         20,370              0

INFLATION INDEXED BOND FUND

Year ended 2/28/03                                   $    241,490   $    135,718   $    105,772
Year ended 2/28/02                                         90,483         84,673          5,810
Year ended 2/28/01                                         60,046         60,046              0


EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/03                                   $          0   $          0   $          0
Year ended 2/28/02                                              0              0              0
Year ended 2/28/01                                              0              0              0

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Administrative Arrangements. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.

The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

                              March 1, 2000             March 1, 2001              March 1, 2002
                                 Through                   Through                    Through
                            February 28, 2001         February 28, 2002          February 28, 2003
                            -----------------         -----------------          -----------------
Value Fund                          --                     $    48(a)               $     9,656
Foreign Fund                        --                     $     1(b)               $     2,481
U.S. Core Fund                      --                          --                  $    82,577(c)
Growth Fund                         --                          --                  $    13,095(d)
Emerging Countries Fund             --                          --                  $       500(e)

(a) Administration fees paid by Class M Shares to GMO reflect fees paid from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(b) Administration fees paid by Class M Shares to GMO reflect fees paid from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Administration fees paid by Class M Shares to GMO reflect fees paid from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Administration fees paid by Class M Shares to GMO reflect fees paid from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(e) Administration fees paid by Class M Shares to GMO reflect fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

Independent Auditors. The Trust's independent auditors are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds.

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12b-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:

                              March 1, 2000             March 1, 2001              March 1, 2002
                                 Through                   Through                    Through
                            February 28, 2001         February 28, 2002          February 28, 2003
                            -----------------         -----------------          -----------------
Value Fund                          --                     $    60(a)               $    12,070
Foreign Fund                        --                     $     1(b)               $     3,101
U.S. Core Fund                      --                          --                  $   103,221(c)
Growth Fund                         --                          --                  $    16,368(d)
Emerging Countries                  --                          --                  $       625(e)

(a) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(b) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(e) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

The fees may be spent by the Distributor for services which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                                          March 1, 2000            March 1, 2001            March 1, 2002
                                                             Through                  Through                  Through
                                                        February 28, 2001        February 28, 2002        February 28, 2003
                                                      --------------------     --------------------     ---------------------
U.S. Core Fund                                        $          3,138,091     $          4,011,978     $           3,255,442
Tobacco-Free Core Fund                                             314,138                  500,744                   550,052
Value Fund                                                         805,517                  938,312                   897,675
Intrinsic Value Fund                                                50,965                  162,077                   113,315
Growth Fund                                                        180,021                  318,261                   327,997
Real Estate Fund                                                   100,996                  118,883                   633,643

                                                          March 1, 2000            March 1, 2001            March 1, 2002
                                                             Through                  Through                  Through
                                                        February 28, 2001        February 28, 2002        February 28, 2003
                                                      --------------------     --------------------     ---------------------
International Disciplined Equity Fund                                    -                    7,470(a)                 71,059
International Intrinsic Value Fund                               1,874,882                1,222,132                 1,000,300
International Growth Fund                                                -                   35,943(b)                239,686
Currency Hedged International                                      105,183                   16,681                         -
      Equity Fund
Foreign Fund                                                     2,055,646                1,382,979                 2,252,735
Emerging Countries Fund                                            347,360                  317,735                   442,295
Domestic Bond Fund                                                  33,506                   32,442                     9,712
Core Plus Bond Fund                                                 81,476                   60,752                    24,991
International Bond Fund                                             50,702                   22,991                     7,427
Currency Hedged International                                      100,758                    2,038                       567
      Bond Fund
Global Bond Fund                                                    80,073                   36,748                    19,362
Short-Duration Investment Fund                                       1,625                        -                         -
Inflation Indexed Bond Fund                                              -                        -                         -
Emerging Country Debt Share Fund                                         -                        -                         -

(a) Brokerage commissions for the Fund reflect commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(b) Brokerage commissions for the Fund reflect commissions generated from the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of active trading strategies employed by the Manager when responding to changes in market conditions and/or increases or decreases in the size of a Fund's net assets. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy which delegates the authority and responsibility to vote proxies related to its portfolio securities to the Manager. Therefore, the Board of Trustees of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Manager on behalf of the Funds when exercising voting authority on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-one series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Alpha LIBOR Fund; Short-Duration Collateral Fund; Taiwan Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the

Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2003, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

FUND                                                                 SHAREHOLDERS
----                                                                 ------------
Value Fund                                            Nabank & Co.
                                                      Attn: Recon Trust Securities
                                                      P.O. Box 2180
                                                      Tulsa, OK 74101-2180

Intrinsic Value Fund                                  Corning Retirement Master Trust
                                                      Attn: Mr. Robert J. Grassi
                                                      Director Investment Services
                                                      Corning Inc.
                                                      One Riverfront Plaza, HQ-E2
                                                      Corning, NY  14831-0001

                                                      Princeton University Tr
                                                      Attn: John D. Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ 08544

International Disciplined Equity Fund                 Mac & Co. A/C KREF0756022
                                                      Kresge Foundation
                                                      Attn: Mutual Fund Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

                                                      Northern Trust Company as Custodian FBO Nathan
                                                      Cummings Foundation GMO International
                                                      A/C 26-14879
                                                      P.O. Box 92956
                                                      Chicago, IL 60675-2956

Currency Hedged International Equity Fund             Evergreen Asset Allocation Fund
                                                      200 Berkeley Street
                                                      21st Floor Fund Administration
                                                      Boston, MA  02116

Core Plus Bond Fund                                   Bost & Co. A/C NYXF174740 (Verizon-Core Plus)
                                                      Attn: Mutual Funds Operations
                                                      P.O. Box 3198

FUND                                                                  SHAREHOLDERS
----                                                                  ------------
                                                      Pittsburgh, PA 15230-3198

International Bond Fund                               Saturn & Co. A/C 4600712 FBO The John Hancock
                                                      Financial Service Inc. Pension Plan
                                                      c/o Investors Bank & Trust Co.
                                                      P.O. Box 9130 FPG90
                                                      Boston, MA 02117-9130

                                                      Bost & Co. A/C NYXF1049812 (Verizon-IBF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

Currency Hedged International Bond Fund               GMO Global Balanced Asset Allocation Fund
                                                      40 Rowes Wharf
                                                      Boston, MA  02110

                                                      Municipal Fire & Police Retirement System of Iowa
                                                      Attn: Dennis Jacobs
                                                      2836 104th Street
                                                      Des Moines, IA 50322

Global Bond Fund                                      General Retirement System of the City of Detroit
                                                      Attn: Joseph Glanton
                                                      908 Coleman A. Young Municipal Center
                                                      Detroit, MI  48226

                                                      Fresno County Employees' Retirement Association
                                                      P.O. Box 911
                                                      Fresno, CA 93714-0911

Emerging Country Debt Share Fund                      Sprint Corporate Master Trust
                                                      6220 Sprint Parkway
                                                      Overland Park, KS 66251

Short-Duration Investment Fund                        Bost & Co. A/C NYXF1049822 (Verizon-STIF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 2, 2003, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S. Core Fund, Emerging Countries Fund, Value

Fund, Short-Duration Investment Fund, International Bond Fund, and Intrinsic Value Fund. As of June 2, 2003, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion:
International Intrinsic Value Fund, Domestic Bond Fund, International Disciplined Equity Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Currency Hedged International Equity Fund. As of June 2, 2003, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, International Growth Fund, and Currency Hedged International Bond Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                    OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the U.S. Core Fund as of June 2, 2003:

                                 Name and Address                                              % Ownership
----------------------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       100.0
200 Liberty Street
One World Financial
New York, NY  10281

To the knowledge of the U.S. Core Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the U.S. Core Fund as of June 2, 2003.

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Value Fund as of June 2, 2003:

                                 Name and Address                                              % Ownership
----------------------------------------------------------------------------------------------------------
American Express Trust Co FBO American Express Trust                                              100.0
Retirement Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN  55474

To the knowledge of the Value Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Value Fund as of June 2, 2003.

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Growth Fund as of June 2, 2003:

                                 Name and Address                                              % Ownership
----------------------------------------------------------------------------------------------------------
GE Financial Trust Company FBO GE Private Asset Management Client                                 94.7
Attn: Diane Melillo
2425 East Camelback Road, Suite 530
Phoenix, AZ  85016

National Financial Services LLC for the Exclusive Benefits of Our Customers                        5.3
200 Liberty Street
One World Financial
New York, NY  10281

To the knowledge of the Growth Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Growth Fund as of June 2, 2003.

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2003:

                                 Name and Address                                              % Ownership
----------------------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers                       78.6
200 Liberty Street
One World Financial
New York, NY  10281

Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain                21.4
Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

To the knowledge of the Foreign Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2003.

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2003:

                                 Name and Address                                              % Ownership
----------------------------------------------------------------------------------------------------------
American Express Trust Co. FBO American Express Trust                                             59.0
Retirement Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN  55474

National Financial Services LLC for the Exclusive Benefits of Our Customers                       33.3
200 Liberty Street
One World Financial
New York, NY  10281

Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain                 7.7
Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

To the knowledge of the Emerging Countries Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2003.

As of June 2, 2003, no other Funds of the Trust had outstanding Class M Shares.

                                  OTHER MATTERS

In addition, all of the Fixed Income Funds have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Alpha LIBOR Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio. The Trust, on behalf of the GMO Alpha LIBOR Fund, recently joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Alpha LIBOR Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Alpha LIBOR Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 2003 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds that do not offer Class M Shares) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for Class M shares of each Fund of the Trust offering Class M shares of beneficial interest as of February 28, 2003, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2003.

--------------------------------------------------------------------------------
U.S. Core Fund
--------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.96 per share based
on 6,049,202 shares of beneficial interest outstanding)           $   60,241,605
--------------------------------------------------------------------------------
   Offering Price                                                 $         9.96
--------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $6.72 per share based on
958,941 shares of beneficial interest outstanding)                $    6,444,237
--------------------------------------------------------------------------------
   Offering Price                                                 $         6.72
--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $14.25 per share based on
1,424,928 shares of beneficial interest outstanding)              $   20,306,211
--------------------------------------------------------------------------------
   Offering Price                                                 $        14.25
--------------------------------------------------------------------------------
Foreign Fund
--------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.86 per share based on
502,095 shares of beneficial interest outstanding)                $    4,448,625
--------------------------------------------------------------------------------
   Offering Price                                                 $         8.86
--------------------------------------------------------------------------------
Emerging Countries Fund
--------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.51 per share based on
67,974 shares of beneficial interest outstanding)                 $      578,513
--------------------------------------------------------------------------------
   Offering Price                                                 $         8.51
--------------------------------------------------------------------------------

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

Appendix B

conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix B

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.       STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.      STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.     REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.      DISCLOSURE

The following disclosure shall be provided:

         A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

         B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

         C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.      PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

         (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

         (2) ensure that proxies are voted and submitted in a timely manner;

         (3)      handle other administrative functions of proxy voting;

         (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

         (5)      maintain records of votes cast; and

         (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix C

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.     PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

         1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

         2.       Overseeing the proxy voting process; and

         3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.      CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either

Appendix C

(a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.       RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

         (1) a copy of these policies and procedures which shall be made available to clients, upon request;

         (2) a record of each vote cast (which ISS maintains on GMO's behalf); and

         (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.      REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.     DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective:  August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's

Appendix C

track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Appendix C

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions

Appendix C

obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Appendix C

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix C

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix C

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

Appendix C

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.